UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

SAMSARA INC.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

SAMSARA INC. 1 DE HARO STREET SAN FRANCISCO, CALIFORNIA 94107

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

Dear Stockholders of Samsara Inc.:

We are delivering this Notice and the accompanying Information Statement to the stockholders of record, as of the close of business on April 28, 2026 (the “Record Date”), of Class A common stock, par value $0.0001 per share (“Class A common stock”), and Class B common stock, par value $0.0001 per share (“Class B common stock”), of Samsara Inc. (the “Company,” “we” or “our”).

The purpose of the Information Statement is to inform our stockholders that on April 29, 2026, stockholders of the Company holding at least a majority of the voting power of our outstanding shares of capital stock entitled to vote, adopted resolutions by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). On April 29, 2026, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) to approve the Nevada Reincorporation.

The “Consenting Stockholders” are, collectively, SB and HB, Co-Trustees of the Biswas Family Trust u/a/d 7/13/2012; spouse of Sanjit Biswas; Jordan Park Trust Company, LLC, Trustee of The Biswas Trust II u/a/d 10/14/2021; Jordan Park Trust Company, LLC, Trustee of The Biswas Trust I u/a/d 11/11/2021; Sanjit Biswas, Trustee of the Sanjit Biswas 2024 Annuity Trust u/a/d 3/22/2024; HB, Trustee of the HB 2024 Annuity Trust u/a/d 3/22/2024; HB, Trustee of the HB 2025 Annuity Trust u/a/d 3/25/2025; Sanjit Biswas, Trustee of the Sanjit Biswas 2025 Annuity Trust u/a/d 3/25/2025; Sanjit Biswas, Trustee of the Sanjit Biswas 2026 Annuity Trust u/a/d 3/31/2026; HB, Trustee of the HB 2026 Annuity Trust u/a/d 3/31/2026; John C. Bicket, Trustee of the John C. Bicket Revocable Trust u/a/d 2/15/2013; spouse of John C. Bicket; Jordan Park Trust Company, LLC, Trustee of The Bicket-Dobson Trust II u/a/d 10/8/2021; Jordan Park Trust Company, LLC, Trustee of The Bicket-Dobson Trust I u/a/d 11/10/2021; John C. Bicket and CBD, Co-Trustees of the Bicket-Dobson Revocable Trust u/a/d 12/23/2020; CBD, Trustee of the CBD 2024 Annuity Trust u/a/d 4/24/2024; John C. Bicket, Trustee of The John C. Bicket 2024 Annuity Trust u/a/d 4/24/2024; CBD, Trustee of the CBD 2025 Annuity Trust u/a/d 3/27/2025; John C. Bicket, Trustee of The John C. Bicket 2025 Annuity Trust u/a/d 3/27/2025; and John C. Bicket, Trustee of The John C. Bicket 2026 Annuity Trust u/a/d 3/31/2026. As of the Record Date, the Consenting Stockholders together held 1,890,352 shares of Class A common stock and 190,739,972 shares of Class B common stock, representing approximately 76.7% of the voting power of our outstanding shares of capital stock entitled to vote.

The purpose of this Notice and the accompanying Information Statement is to (1) inform the Company’s stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware. In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Nevada Reincorporation no earlier than twenty (20) calendar days after the commencement of mailing of this Information Statement to our stockholders. The Information Statement is first being mailed to stockholders on or about May 11, 2026.

The Nevada Reincorporation was unanimously approved and recommended by our board of directors prior to the stockholder action by written consent described in the Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Sanjit Biswas
Co-Founder, Chief Executive Officer & Chair

May 11, 2026

Samsara Inc.

1 De Haro Street

San Francisco, California 94107

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “Samsara Inc.,” “Samsara,” the “Company,” “we,” “us” and “our” and similar expressions refer to Samsara Inc., a Delaware corporation. This Information Statement is being sent to inform our stockholders that stockholders holding a majority of the voting power of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock”), and Class B common stock, par value $0.0001 per share (“Class B common stock” and together with the Class A common stock, “common stock”), voting together as a single class, took action by written consent to approve the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Nevada Reincorporation”) by conversion pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”). On April 28, 2026, our board of directors (the “Board”) unanimously approved and recommended the Nevada Reincorporation for approval by the Company’s stockholders. Following such Board approval, on April 29, 2026, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) approving the Nevada Reincorporation, including the resolutions of our Board approving the Nevada Reincorporation (the “Nevada Reincorporation Resolutions”).

This Information Statement is being sent on May 11, 2026 to the Company’s stockholders of record as of the close of business on April 28, 2026 (the “Record Date”) that did not execute the Written Consent. This Information Statement constitutes notice to our stockholders of a corporate action taken by our stockholders without a meeting as required by Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A common stock and Class B common stock held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Action by Written Consent

Section 228 of the DGCL, Article VIII.5 of the amended and restated certificate of incorporation of the Company (the “Delaware Charter”) and Section 2.10 of the Company’s Amended and Restated Bylaws (the “Delaware Bylaws”) provide that stockholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted and, pursuant to the Delaware Charter, the action is first recommended or approved by our Board. Pursuant to Section 266 of the DGCL, the Nevada Reincorporation may be approved by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.

The “Consenting Stockholders” are, collectively, SB and HB, Co-Trustees of the Biswas Family Trust u/a/d 7/13/2012; spouse of Sanjit Biswas; Jordan Park Trust Company, LLC, Trustee of The Biswas Trust II u/a/d 10/14/2021; Jordan Park Trust Company, LLC, Trustee of The Biswas Trust I u/a/d 11/11/2021; Sanjit Biswas, Trustee of the Sanjit Biswas 2024 Annuity Trust u/a/d 3/22/2024; HB, Trustee of the HB 2024 Annuity Trust u/a/d 3/22/2024; HB, Trustee of the HB 2025 Annuity Trust u/a/d 3/25/2025; Sanjit Biswas, Trustee of the Sanjit Biswas 2025 Annuity Trust u/a/d 3/25/2025; Sanjit Biswas, Trustee of the Sanjit Biswas 2026 Annuity Trust u/a/d 3/31/2026; HB, Trustee of the HB 2026 Annuity Trust u/a/d 3/31/2026; John C. Bicket, Trustee of the John C. Bicket Revocable Trust u/a/d 2/15/2013; spouse of John C. Bicket; Jordan Park Trust Company, LLC, Trustee of

The Bicket-Dobson Trust II u/a/d 10/8/2021; Jordan Park Trust Company, LLC, Trustee of The Bicket-Dobson Trust I u/a/d 11/10/2021; John C. Bicket and CBD, Co-Trustees of the Bicket-Dobson Revocable Trust u/a/d 12/23/2020; CBD, Trustee of the CBD 2024 Annuity Trust u/a/d 4/24/2024; John C. Bicket, Trustee of The John C. Bicket 2024 Annuity Trust u/a/d 4/24/2024; CBD, Trustee of the CBD 2025 Annuity Trust u/a/d 3/27/2025; John C. Bicket, Trustee of The John C. Bicket 2025 Annuity Trust u/a/d 3/27/2025; and John C. Bicket, Trustee of The John C. Bicket 2026 Annuity Trust u/a/d 3/31/2026. As of the Record Date, the Consenting Stockholders held 1,890,352 shares of Class A common stock and 190,739,972 shares of Class B common stock, representing approximately 76.7% of the voting power of the outstanding shares of capital stock of the Company entitled to vote. All of the shares of capital stock of the Company held by the Consenting Stockholders are beneficially owned by the Company’s co-founders, Sanjit Biswas and John Bicket. Mr. Biswas is the Company’s Chief Executive Officer and Chair. Mr. Bicket is the Company’s Chief Technology Officer and member of the Board.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Pursuant to Section 266 of the DGCL, approval of the holders of a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote thereon was required to approve the Nevada Reincorporation.

As of the Record Date, there were 370,981,108 shares of Class A common stock outstanding and entitled to vote, and 211,728,974 shares of Class B common stock outstanding and entitled to vote. On April 29, 2026, the Company received the Written Consent from the Consenting Stockholders approving the Nevada Reincorporation. Receipt of the Written Consent from the Consenting Stockholders representing a majority of the voting power of the outstanding shares of capital stock of the Company, on a combined basis, following approval by our Board, satisfies the requirements of Section 266 of the DGCL.

Notice Pursuant to Section 228(e) of the DGCL

Our Board has unanimously approved, and recommended that our stockholders approve, the Nevada Reincorporation, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to the Nevada Corporation, and adopt the Nevada Reincorporation Resolutions included as Appendix A to this Information Statement.

Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement serves as the notice required by Section 228(e) of the DGCL.

Principal Terms of the Nevada Reincorporation

The Nevada Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Section 92A.195 of the Nevada Revised Statutes (as amended, the “NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Information Statement.

Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:

•	The Company will continue in existence as a Nevada Corporation and will continue to operate our business under the current name, “Samsara Inc.”

•	The corporate existence of Samsara Inc. will not cease in, or as a result of, the Nevada Reincorporation.

•

The internal affairs of the Company will cease to be governed by Delaware law and will instead be governed by Nevada law. See the section entitled “What Changes After the Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

•

The Company will cease to be governed by our currently in-effect Delaware Charter and our currently in-effect Delaware Bylaws, and will instead be governed by the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), the forms of which are included as Appendix C and Appendix D, respectively, to this Information Statement.

•

The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices, number of employees, outstanding obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Nevada Reincorporation).

•

Each outstanding share of our Class A common stock will be automatically converted into one outstanding share of Class A common stock of the Nevada Corporation (the “Nevada Class A common stock”) pursuant to the Plan of Conversion.

•

Each outstanding share of our Class B common stock will be automatically converted into one outstanding share of the Class B common stock of the Nevada Corporation (the “Nevada Class B common stock”) pursuant to the Plan of Conversion.

•	Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.

•

Each outstanding restricted stock unit, option or right to acquire shares of our Class A common stock or Class B common stock, as applicable, will continue in existence and automatically become a restricted stock unit, option or right to acquire an equal number of shares of Nevada Class A common stock or Nevada Class B common stock, as applicable, under the same terms and conditions.

•

Our Class A common stock will continue to be traded on the NYSE under the symbol “IOT”. We do not expect any interruption in the trading of our Class A common stock as a result of the Nevada Reincorporation.

We anticipate that the Nevada Reincorporation will become effective as soon as practicable following the date hereof but no earlier than twenty (20) calendar days after the commencement of mailing of this Information Statement to our stockholders. We refer to the time at which the Nevada Reincorporation becomes effective as the “Effective Time.” In connection with the Nevada Reincorporation, the Company intends to make all necessary filings with the Nevada Secretary of State and the Delaware Secretary of State to effectuate the Nevada Reincorporation, and does not anticipate making any other filings to effect the Nevada Reincorporation.

The Nevada Reincorporation may be delayed by our Board, or the Plan of Conversion may be terminated and abandoned by action of our Board, at any time prior to the Effective Time, if our Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its stockholders.

Background of the Nevada Reincorporation

Like many U.S. corporations, Samsara was originally incorporated in Delaware due to its historically well-defined legal environment and the extensive experience of its courts in handling corporate and business law matters. However, Delaware corporate law relies heavily on broad principles and evolving judicial interpretation. A significant shift in how corporate actions are evaluated has recently emerged in Delaware, as evidenced by high-profile litigation outcomes involving technology companies with controlling stockholders. At the same time, the environment in Delaware has become increasingly litigious over the years, as reflected in record high case volumes and outsized litigation and settlement fees, including attorneys’ fees. These developments prompted our Board and management to evaluate the Company’s state of incorporation to ensure it aligns with Samsara’s current trajectory, prioritizes operational flexibility, and supports our long-term goals.

At the core of these long-term goals is Samsara’s mission to increase the safety, efficiency, and sustainability of the operations that power the global economy. To realize this vision, we pioneered the Connected Operations

Platform, which is an open platform that connects the people, assets, and systems of some of the world’s most complex operations, allowing them to develop actionable insights and improve their operations. In today’s rapidly evolving technology environment, we must be able to promptly and decisively introduce new products and services, invest in emerging technologies, and maintain an unwavering focus on continuous innovation. Executing on our corporate strategy also depends on our ability to consistently attract and retain qualified directors and officers. As such, we require a corporate domicile that minimizes unnecessary distractions and supports swift, strategic decision-making by our directors and officers. Recognizing this need, our Board undertook an extensive examination of corporate domicile options, including remaining in Delaware or transitioning to other emerging alternatives, to determine if there was a better fit for our strategic objectives, ultimately leading to the formal evaluation of the Nevada Reincorporation detailed below.

Our Board’s Evaluation of the Nevada Reincorporation

In early 2025, management commenced discussions with the nominating and corporate governance committee (the “committee”) and the Board regarding recent corporate law developments in Delaware as well as certain other states’ initiatives to enhance their attractiveness as alternative jurisdictions for incorporation. At five meetings that took place over the course of 2025 and 2026, the committee discussed the rising uncertainty in Delaware’s legal environment and the emergence of these other potentially more favorable jurisdictions for incorporation, with a focus on Nevada and Texas as possible attractive alternatives based on predominant market practices and other factors relevant to the Company’s business. The committee also received guidance from representatives of Wilson Sonsini Goodrich & Rosati P.C. (“Wilson Sonsini”), one of the Company’s outside legal counsel, regarding the shifting legal climate and the factors to consider when determining whether a reincorporation would be advantageous to the Company and its stockholders, as supplemented by updates on state-specific legal developments from management’s consultations with local counsel in Nevada and Texas.

In considering Nevada specifically, the committee discussed the advantages of Nevada law, particularly its statute-based approach to corporate law and the reputation of its legal environment for predictability. The committee considered the highly stable framework provided by Nevada’s codified corporate standards, which would enable the Board and management to remain focused on executing our corporate strategy and driving long-term value creation for our stockholders. The committee also noted that the Nevada legal framework provides statutory protections that require proof of intentional misconduct, fraud or a knowing violation of law to establish personal liability for directors and officers. This level of legal certainty would, in the committee’s view, minimize the possible distraction of unmeritorious and costly nuisance litigation, and serve as a competitive advantage for attracting and retaining the qualified directors and officers necessary to support our culture of innovation, and consequently protect stockholder interests and maximize the long-term value of the Company. During these meetings, the committee also considered the continually evolving legal landscape in Delaware, including the introduction and enactment of the DGCL Amendments (as defined below), the court proceedings over their constitutionality and that the DGCL Amendments have not yet been subject to meaningful interpretation.

In late 2025, the committee directed management to prepare a reincorporation analysis, including a detailed comparative analysis of Delaware law, encompassing both recent case law developments as well as the DGCL Amendments, against other jurisdictions’ corporate law, for the full Board’s consideration. On March 4, 2026, the Board met with management and representatives of Wilson Sonsini to discuss and evaluate the potential reincorporation of the Company out of Delaware. As part of its evaluation, the Board considered the potential benefits and drawbacks of remaining in Delaware compared to reincorporating to other jurisdictions, specifically Nevada and Texas, as well as other considerations, including recent market practice, implications for stockholders, and the overall reincorporation process. The Board concluded that Nevada appeared to be an attractive alternative to Delaware in light of Nevada’s innovative corporate statutes and business-oriented legal environment. Accordingly, the Board requested that the committee further discuss and evaluate with management the benefits and mechanics of a potential reincorporation to Nevada. The committee subsequently met with management and representatives of Wilson Sonsini at a special meeting on April 27, 2026 to further evaluate the reincorporation and, following these discussions, provided a formal recommendation to the Board to reincorporate the Company from Delaware to Nevada by conversion. Based on the committee’s unanimous recommendation and other relevant factors, on April 28, 2026, the Board unanimously approved the Nevada Reincorporation and the related Nevada Reincorporation Resolutions and recommended that our stockholders approve the Nevada Reincorporation, including the Plan of Conversion, Nevada Charter, and Nevada Bylaws, and adopt the Nevada Reincorporation Resolutions. On April 29, 2026, the Consenting Stockholders approved the

Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopted the Nevada Reincorporation Resolutions by written consent in lieu of a meeting.

Reasons for the Nevada Reincorporation

Our Board believes the Nevada Reincorporation is in the best interests of the Company and its stockholders, as discussed above. Samsara’s management and Board believe that the Company will be best positioned to pursue its corporate strategy within the more predictable, statute-based legal environment that Nevada provides.

Unlike Delaware law, which relies heavily on evolving judicial interpretations, Nevada offers greater predictability through a distinct statutory regime. By codifying fiduciary duties and establishing a statutory business judgment rule, Nevada law presumes that directors and officers act in good faith, on an informed basis and with a view to the interests of the Company, which promotes a stable environment for the agile, fast-paced corporate decision-making that our business requires. Through these robust statutory protections, Nevada law offers a compelling alternative to Delaware’s increasingly unpredictable legal environment, which has produced costly, unmeritorious litigation that has the potential to distract our Board and management from core business priorities.

Our Board believes that our success as a company would not have been possible without the foresight, long-term thinking, and strategic decisions of our officers and directors. The Company has historically navigated complex strategic decisions and investments in innovation that have ultimately proven to be beneficial to our stockholders. Because our growth strategy relies on our ability to continuously innovate and build for the long-term, it is critical that our management team has the operational flexibility to execute swiftly on our business priorities in a predictable and stable legal environment. As the competitive and regulatory landscape continues to evolve, we believe that the Nevada Reincorporation can offer the Company the competitive advantages needed to stay nimble and compete effectively in the years to come.

Furthermore, by potentially reducing the risk of unmeritorious and costly nuisance lawsuits against our directors and officers, we believe the Nevada Reincorporation may help us more effectively attract and retain the qualified directors and officers required to drive this growth. Ultimately, this enables our Board and management to remain entirely focused on investing in our technology, executing our strategic vision, and fostering our culture of innovation, which will best position Samsara for long-term success.

Certain Risks Associated with the Nevada Reincorporation

Although our Board believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.

For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and officers under Delaware and Nevada law, see the section entitled “What Changes After the Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

Certain Differences Between Delaware and Nevada Law. Although our Board believes that the rights of stockholders under the DGCL and the NRS are substantially similar, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section entitled “What Changes After the Nevada Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Nevada Law”.

As an example, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies, or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community, all referred to as “constituency considerations.” Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders (unless the corporation is specifically incorporated as a public benefit corporation). As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.

In addition, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger of record stockholders, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. The NRS also provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these inspection rights are generally not available for stockholders of publicly traded companies like Samsara.

The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. The absence of such requirements can lead to abuse of the right of stockholders to seek books and records under the DGCL. In addition, the practice in Delaware as reflected in the case law and statutory law currently provides for more expansive books and records that are made available to stockholders in a Delaware corporation than for a Nevada corporation. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.

Our Board has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. A potentially important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both have prohibitions on business combinations with “interested stockholders” owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada, although in the Nevada Charter, the Company has opted out of these provisions.

Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the bought company in cash) and directors’ obligations: in such transactions and in general, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the short-term and long-term interests of stockholders, but which may also include the interests of stakeholders other than stockholders. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to reject a potential transaction and consider the long-term interests of the corporation and its stockholders.

Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes. The Delaware Court of Chancery and Delaware Supreme Court are experienced business courts which have produced extensive case law interpreting Delaware law. Trials in the Chancery Court are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets at least once every year to consider amendments to the DGCL. While Nevada has adopted comprehensive, modern, and flexible statutes that the Nevada Legislature, which meets every other year, updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited than Delaware due in part to Nevada’s more statute-based approach.

As a result, the Company would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, particularly on any matters as to which Nevada’s statutes do not provide a definitive answer and a Nevada court must decide as a matter of first impression. The familiarity with Delaware law and courts and the breadth and long history of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates, with respect to the Nevada Corporation. This view regarding Delaware law may impact the behaviors of such third parties which could have an adverse effect on our business.

On February 17, 2025, the Delaware governor and legislative leaders announced legislative initiatives that would amend the DGCL in order to address recent concerns with transactional certainty and the litigation atmosphere in Delaware, including as a result of some of the high-profile cases that are considered reasons for why companies may choose to move out of Delaware and reincorporate into another state. These amendments to the DGCL, as modified and adopted (the “DGCL Amendments”), were approved and enacted into law on March 25, 2025. While our Board acknowledges that the DGCL Amendments address some of the concerns that motivated the Board’s evaluation, the Board believes that the DGCL Amendments are recent, have not been tested through judicial interpretation, and do not fully address the broader advantages of Nevada’s statute-based approach. Moreover, the DGCL Amendments do not alter the fundamental reliance on common law development in Delaware, which remains subject to change through future judicial decisions. The Board determined that Nevada’s comprehensive statutory framework provides a more durable foundation for the predictability and certainty the Company requires.

Reincorporation Costs and Litigation Risk. We have incurred and will incur certain non-recurring costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. We could face legal challenges in connection with the Nevada Reincorporation, and we may also face additional media or employee scrutiny. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.

It is also possible that the Nevada Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

What Changes After the Nevada Reincorporation?

The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix E and Appendix F, respectively, to this Information Statement, and copies of the Nevada Charter and Nevada Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement.

Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws

The Nevada Charter and the Nevada Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent legally possible. However, there are differences between what your rights are under Delaware law and what they will be under Nevada law. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws as they will be in effect after the Nevada Reincorporation, particularly with respect to changes (i) that are required by Nevada law or (ii) that are necessary in order to preserve the current rights of stockholders and powers of our Board following the Nevada Reincorporation. The following discussion is a summary of certain differences between the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. This summary does not cover all of the differences between the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws. This summary is qualified in its entirety by reference to the complete text of the Nevada Charter and Nevada Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.

Provision	Delaware	Nevada

Limitation of Liability of Directors and Officers (Charter, Statute)	The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. The DGCL provides that the liability of directors cannot be eliminated or limited (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or involving	The Nevada Charter eliminates or limits the liability of directors and officers to the fullest extent permitted by the NRS. The NRS provides that directors and officers are not individually liable to the Company, its stockholders or creditors, unless the presumption of Nevada’s codified “business judgment rule” has been rebutted and it is proven that such person has breached such person’s fiduciary duties as a director or officer and such breach involved intentional

Provision	Delaware	Nevada
	intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction in which the director received an improper personal benefit.	misconduct, fraud or a knowing violation of law. Nevada law, which covers both directors and officers, does not distinguish as to types or subsets of fiduciary duties and as such does not categorically exempt breaches of the duty of loyalty from exculpation. Liability of directors for improper payment of distributions is subject to the same exculpatory standard applicable to other liabilities.

Forum for Adjudicating Disputes (Bylaws)	Under the Delaware Bylaws, the Delaware Court of Chancery (or, if the Court of Chancery does not have jurisdiction, another state court in Delaware or the federal district court for the District of Delaware) is the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action arising pursuant to any provision of the DGCL or the Delaware Charter or Delaware Bylaws, or (4) any action asserting a claim governed by the internal affairs doctrine. The Delaware Bylaws further provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities.	Under the Nevada Bylaws and as permitted by NRS 78.046, the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada shall be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative (1) brought derivatively on behalf of the Company, (2) asserting a claim for breach of a fiduciary duty owed by any current or former director, officer or controlling stockholder of the Company, (3) for any internal action (as defined in NRS 78.046), including any action asserting a claim against the Company arising pursuant to any provision of Title 7 of the NRS, the Nevada Charter or the Nevada Bylaws or any voting trust or other voting agreement, (4) to interpret, apply, enforce or determine the validity of the Nevada Charter or Nevada Bylaws, or (5) asserting a claim governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no such state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. The Nevada Bylaws further provide that the federal district courts of the United States of America are the exclusive forum for the resolution of any complaint asserting a cause of action under the federal securities laws of the United States, including, in each case, the applicable rules and regulations promulgated thereunder.

Proxies (Bylaws, Statute)	Under the DGCL and the Delaware Bylaws, no proxy authorized by a stockholder shall be valid after three years from the date of its	The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven

Provision	Delaware	Nevada
	execution unless the proxy provides for a longer period.	years unless the proxy is deemed irrevocable pursuant to the applicable provisions of the NRS.

Required Officers (Bylaws)	The officers of the Company shall consist of a chief executive officer and a secretary. The Company may have such other officers at the discretion of the Board.	The officers of the Company shall consist of a president, a treasurer, and a secretary, or the equivalents of such offices. The Company may have such other officers at the discretion of the Board.

Notice of Stockholders’ Meetings (Bylaws)	Under the Delaware Bylaws, a notice of a stockholders’ meeting must state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, the record date for determining stockholders entitled to notice of the meeting, the record date for stockholders entitled to vote at the meeting (if such date is different from the record date for determining stockholders entitled to notice of the meeting), and in the case of a special meeting, the purpose or purposes for which the meeting is called.	Under the Nevada Bylaws, a notice of a stockholders’ meeting must state the physical location, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders may be deemed present in person and vote at the meeting, the record date for determining stockholders entitled to notice of and to vote at the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Removal of Directors (Charter, Bylaws, Statute)	The Delaware Charter provides that any director may be removed as provided in the DGCL. Under the DGCL, a director may be removed at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors. The Delaware Bylaws provide that any director may be removed from office in the manner specified in the Delaware Charter and applicable law.	The Nevada Charter provides that any director may be removed as provided in the NRS. Under the NRS, a director may only be removed by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. The Nevada Bylaws provide that any director may be removed from office in the manner specified in the Nevada Charter and applicable law.

Board Committees (Bylaws, Statute)	Under the DGCL and the Delaware Bylaws, a committee of the Board must consist of one or more directors of the Company and shall not have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Company.	The NRS and the Nevada Bylaws, (i) provide that each committee must include at least one director of the Company but, unless the Nevada Charter or Bylaws provide otherwise, the Board may appoint natural persons who are not directors to serve on committees and (ii) do not contain a similar limitation on the authority of board committees.

Acquisition of Controlling Interests (Bylaws, Statute)	Neither the Delaware Bylaws nor the DGCL contain provisions similar to the NRS relating to the acquisition of controlling interests.	The Nevada Bylaws provide that the provisions of the NRS relating to acquisitions of controlling interests in the Company do not apply to the Company or to any acquisition of shares of the Company’s capital stock. Please see the Company’s summary of the Nevada acquisition of controlling interest statutes in the section entitled “Acquisition of Controlling Interests.”

Anti-Takeover Implications of the Nevada Reincorporation

The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. However, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. At the same time, Delaware law and the Delaware Charter and Delaware Bylaws also contain provisions that may have the effect of deterring hostile takeover attempts.

In general, a hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our Board can be opportunistically timed to take advantage of temporal changes in stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation, and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction.

In contrast, transactions approved by our Board may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation, and the most effective deployment of corporate assets.

Our Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, including the potential to provide them with considerable value for their shares. However, our Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter. Both the Delaware Charter and Nevada Charter allow our Board alone to fill any directorship vacancies and to set the size of the Board.

Notwithstanding these similarities, there are certain differences between Nevada and Delaware law which could have a bearing on unapproved takeover attempts. For example, as discussed in greater detail below, the NRS regulates certain business combinations with “interested stockholders” more stringently than the DGCL does in certain respects, although in the Nevada Charter, the Company has opted out of these provisions. Nevada also has a “control share” statute (regulating the acquisition of shares that would give the acquiror voting power above specified thresholds) where certain “control shares” can inhibit certain takeover attempts, but the Company has elected to opt out of the application of those statutes in the Nevada Bylaws. Additionally, under Nevada law, the default stockholder voting standard for the removal of directors is two-thirds of the outstanding voting power, while under Delaware law the default standard is a majority of the outstanding voting power.

In addition, Nevada has a statute that allows directors and officers of a corporation to take into account constituencies when considering any decision and, in doing so, directors and officers are not required to consider as a dominant factor the effect of any proposed transaction on any particular group or constituency having an interest in the corporation, including a change in control transaction, as further described under the section entitled “Certain Differences in Stockholder Rights under Delaware and Nevada Law—Flexibility for Decisions, Including Takeovers” below. This could have the effect of deterring any potential or actual change in control transaction.

Our Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement if warranted from time to time in the judgment of our Board.

Certain Differences in Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter, and the Nevada Bylaws.

The statutory corporate laws of Nevada, as set forth in the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and the DGCL, as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock. The NRS allows the board of directors of a corporation, unless otherwise provided in the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly and proportionately effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, unless the action either: adversely changes or alters any right or preference given to any other class or series of outstanding shares, in which case the increase or decrease must be approved by the vote of the holders of a majority of the voting power of each affected class or series unless the articles specifically deny the right to vote under such circumstances, as the Nevada Charter does; or provides that only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares, in which case the increase or decrease must be approved by the vote of the holders of a majority of the voting power of each affected class or series. Delaware law has no similar provision.

Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies. Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board. Both the Delaware Charter and the Nevada Charter provide that, except as otherwise permitted by resolution of the Board, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board and not by stockholders.

Removal of Directors. Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. Under the Delaware Charter, any director may be removed, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote for the election of directors. The NRS requires the vote of the holders of at least two-thirds of the voting power of the shares (or the applicable class or series of shares) of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The Nevada Charter provides that any director may be removed from office by the stockholders of not less than the minimum percentage of the voting power of the issued and outstanding shares then entitled to vote thereon permitted under the NRS.

Fiduciary Duties and Business Judgment. Under Delaware law, members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends this statutory protection for reliance on such persons to corporate officers unless otherwise waived.

Nevada law requires that directors and officers of Nevada corporations exercise their powers in good faith, on an informed basis and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, the fiduciary duties of directors and officers of Nevada corporations are codified in the NRS. As a matter of statute, directors and officers, in exercising their respective powers, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In exercising such powers, directors and officers may rely on information, opinions, reports, books of account or statements, including financial statements, and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent in the matters prepared or presented. Reliance may also be extended to legal counsel, public accountants, financial advisers, valuation advisers, investment bankers, or other persons as to matters reasonably believed to be within the preparer or presenter’s professional or expert competence, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account, or statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Flexibility for Decisions, Including Takeovers. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders.

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the codified business judgment rule if they have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. The NRS further provides, however, that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills.”

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies, or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors, and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, directors may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies, or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.

Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Controlling Stockholder Matters. The DGCL Amendments codify a number of provisions that previously were developed in case law related to controlling stockholders, and make certain adjustments to those provisions, in order to provide more statutory certainty to these matters. The DGCL Amendments define a “controlling stockholder” as a stockholder that either (1) owns or controls a majority in voting power of the outstanding capital stock entitled to vote generally in the election of directors, or has the right to elect a majority of the board, or (2) has the power functionally equivalent to that of a stockholder that owns or controls a majority in voting power of the outstanding capital stock entitled to vote generally in the election of directors and owns, either as a single stockholder or through a control group, at least 33% of voting power and has control through the power to exercise managerial authority. The DGCL Amendments also provide that most controlling stockholder conflicts can be cleansed without the use of both an independent board committee and a minority stockholder vote, and instead permit controlling stockholder conflicts to be cleansed through either procedural mechanism; however, in certain going-private transactions in which the controlling stockholder acquires remaining shares, both mechanisms must be used to receive business judgment rule protection. Finally, the DGCL Amendments confirm that controlling stockholders cannot be liable for monetary damages for breach of the duty of care.

In 2025, NRS 78.240 was amended to further clarify the fiduciary duties of controlling stockholders and establish certain procedures to create a favorable presumption in connection with transactions involving a controlling stockholder. NRS 78.240 defines a “controlling stockholder” as a stockholder having voting power, by virtue of relative beneficial ownership of shares or otherwise pursuant to the articles of incorporation, to elect at least a majority of the corporation’s directors. NRS 78.240 also provides that the only fiduciary duty owed by a controlling stockholder is to refrain from exerting undue influence over a director or officer with the purpose and proximate effect of inducing a breach of fiduciary duty by such director or officer that (a) results in liability for such director or officer under NRS 78.138, and (b) involves a contract or transaction where the controlling stockholder has a material and nonspeculative financial interest and results in a material, nonspeculative and nonratable financial benefit to the controlling stockholder, which benefit excludes (and results in a material and nonspeculative detriment to) the other stockholders generally. NRS 78.240 further provides that a controlling stockholder is presumed to have not breached its fiduciary duty if the underlying transaction is approved by either (1) a committee of only disinterested directors, or (2) the corporation’s board of directors upon such a committee’s recommendation. Finally, under Nevada law, a stockholder is not individually liable to the corporation or its stockholders or creditors unless: (1) the stockholder is a controlling stockholder; (2) the above-referenced presumption has been rebutted; and (3) it is proven that the controlling stockholder breached the fiduciary duty described above.

In addition to these recent statutory amendments, the Nevada Supreme Court has previously clarified that Nevada’s codified business judgment rule, and not an “entire fairness” standard, applies to judicial review of director and officer actions in the context of a transaction involving a controlling stockholder.

Limitation on Personal Liability of Directors and Officers. The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for directors and officers for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for any transaction from which the director or officer derived an improper personal benefit. The DGCL also precludes liability limitation for directors for the unlawful payment of dividends or unlawful repurchase of stock. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive oﬃcer, president, chief financial oﬃcer, chief operating oﬃcer, chief legal oﬃcer, controller, treasurer, and chief accounting oﬃcer, as well as any other persons identified as “named executive oﬃcers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Nevada Charter also provides for exculpation of officers.

Indemnification. The DGCL and the NRS each permit corporations to indemnify directors, officers, employees, and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees, and agents for attorneys’ fees and other expenses, judgments, and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit, or proceeding. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees, or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit, or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors, or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors, or independent counsel, must determine that the indemnification is proper.

The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, and such misconduct, fraud, or violation was material to the cause of action.

Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification to the fullest extent permitted by the applicable laws, subject to certain specified exceptions.

Advancement of Expenses. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, upon receipt of a written request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition, upon such terms and conditions, if any, as the Company deems appropriate.

Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officers and directors in advance of the final disposition of an action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.

Indemnification Agreements. We have entered into indemnification agreements with our directors and officers that provide for advancement of expenses and generally provide for indemnification to the fullest extent allowed by Delaware law. We intend to enter into similar agreements under Nevada law upon the Nevada Reincorporation.

Director Compensation. The DGCL provides that, unless otherwise restricted in the certificate of incorporation or bylaws, the board of directors has the authority to fix the compensation of directors, but the DGCL does not otherwise have a specific statute on the fairness of director compensation. Similarly, NRS 78.140 provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity, and if the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors. Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action. Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.

Actions by Written Consent of Stockholders. The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent requirement under the NRS.

The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Before the Voting Threshold Date (defined below), the Delaware Charter, Nevada Charter and Nevada Bylaws permit stockholder action by written consent, only if the action is first recommended or approved by the Board. From and after the Voting Threshold Date, the Delaware Charter, Nevada Charter and Nevada Bylaws provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a meeting and may not be effected by written consent. The “Voting Threshold Date” means the first date on which the outstanding shares of our Class B common stock represent less than a majority of the total voting power of the then outstanding shares of the Company entitled to vote generally in the election of directors.

Dividends and Other Distributions. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.

The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption, or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the requirement in clause (ii), the “balance sheet test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances. We have provided in our Nevada Charter that the Company is specifically allowed to make any distribution that otherwise would be prohibited by the balance sheet test.

The Delaware Charter and the Nevada Charter provide that any dividends or other distributions paid to the holders of our common stock will be paid pro rata, on an equal priority basis, unless different treatment is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the class of common stock treated adversely, voting as a separate class.

Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within the past three years did own, 15% or more of the voting power of the corporation’s outstanding voting stock.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board of directors approves the business combination, and it is also approved at a stockholder meeting by at least 66 2/3% of the outstanding voting power of the voting stock not owned by the interested stockholder.

However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. Unlike Delaware’s three-year moratorium, the NRS imposes a moratorium that prohibits a business combination with an interested stockholder for up to four years, unless certain conditions are met. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The moratorium can be lifted by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. Absent such an advance approval, during the first two years after a person becomes an interested stockholder, a combination with the interested stockholder must be approved by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. After the initial two-year period, a combination remains prohibited for another two-year period (for a total of up to four years from the date the person first became an interested stockholder) unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combination statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. The Company has opted out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combination provisions of the NRS must be contained in a Nevada corporation’s original articles of incorporation or in an amendment to the articles of incorporation of a Nevada corporation approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment. As a result of the Company opting out of the provisions in the Nevada Charter (which would be the Company’s original articles of incorporation in Nevada), the restrictions of NRS 78.411 to 78.444, inclusive, will not apply to combinations with or involving any person who otherwise could have been deemed an interested stockholder, including (to the extent applicable) our co-founders, Sanjit Biswas and John Bicket, and their affiliates.

Acquisition of Controlling Interests. In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

A corporation may opt out of the above controlling interest provisions of the NRS through a provision in its articles of incorporation or bylaws. In the Nevada Bylaws, the Company has opted out of these provisions.

Stockholder Vote for Mergers, Asset Sales, and Other Corporate Reorganizations. Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of a majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger, and (iii) either no shares of the common stock of the surviving corporation and no shares, securities, or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

In the event of certain corporate transactions, including certain mergers and asset sales, the Delaware Charter generally provides that the assets of the Company legally available for distribution to stockholders will be distributed on an equal priority, pro rata basis to the holders of our common stock, subject to certain exceptions and unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of our Class A common stock, Class B common stock and Class C common stock, each voting as a separate class. The Nevada Charter contains a parallel provision.

Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s shares and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under NRS 92A.380, a stockholder is entitled to dissent from, and obtain payment for the fair value of the stockholder’s shares in the event of: (i) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133; (ii) consummation of a plan of conversion to which the corporation is a party; (iii) consummation of a plan of exchange in which the corporation is a party; (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares; (v) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation if Nevada’s control share statutes, as described above (and from which the Company has opted out in the Nevada Bylaws), were to apply; or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under NRS 92A.400, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.

Under NRS 92A.390, holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors, and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise, or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies the requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. NRS 92A.380 prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after the effective date of the corporate action from which such stockholder has dissented.

The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS. The mechanics and timing procedures vary between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the president, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Charter and Delaware Bylaws, a special meeting of stockholders may be called only by (i) a majority of our whole Board, (ii) the chairperson of our Board, or (iii) our chief executive officer. The Nevada Charter and the Nevada Bylaws contain substantially similar provisions.

Annual Meetings Pursuant to Petition of Stockholders. The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last election of directors.

Adjournment of Stockholder Meetings. Under the DGCL, unless the bylaws otherwise require, a corporation is generally not required to give notice of an adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication, or (iii) set forth in the notice of meeting. However, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

Under the NRS, a proxy is effective only for a period of six months, unless the stockholder specifies the length of time for which the proxy will continue in force, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, which are not subject to such seven year limitation, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.

Quorum and Voting. The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.

Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors. The Delaware Bylaws provide that unless otherwise required by law, the Delaware Charter, the Delaware Bylaws or the rules of the stock exchange on which the Company’s securities are listed, the holders of shares representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that, except as otherwise required by law, the Delaware Charter or the Delaware Bylaws, the directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The Delaware Bylaws also provide that, except as otherwise provided by law, the Delaware Charter, the Delaware Bylaws or the rules of the stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, (i) action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and (ii) directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws contain quorum and voting provisions substantially similar to those in the Delaware Bylaws.

Stockholder Inspection Rights. Section 220 of the DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer wrongdoing.

The DGCL generally limits the scope of documents that can be obtained to specified books and records, such as governing documents, annual financial statements, and minutes of the board of directors and materials provided to the board of directors. The DGCL, however, also preserves an exception for stockholders to obtain information beyond specified records where a corporation does not have certain categories of information or where stockholders show, among other things, a compelling need for additional records.

Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto, and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.

In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as Samsara, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) .

Business Opportunities. Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.

Franchise Tax Savings and Filing Fees. The Company’s current status as a Delaware corporation physically located in California requires the Company to comply with franchise tax obligations in both Delaware and California. Typically, annual franchise taxes paid to the State of Delaware are approximately $250,000 for a company of our size, which will no longer be required to be paid if the Nevada Reincorporation is completed. If the Nevada Reincorporation is completed, our current annual fees in Nevada will consist of an annual state business license fee and a fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, both of which are de minimis amounts. The Company will continue to pay annual filing fees to qualify as a foreign jurisdiction in California and other states, and there are certain immaterial fees associated with effecting the Nevada Reincorporation via conversion that the Company will be required to pay.

Certain Matters That Will Not Change After the Nevada Reincorporation

Apart from being governed by the Nevada Charter, the Nevada Bylaws, and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.

No Change in Business, Jobs or Physical Location. The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation). Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.

Multi-Class Capital Structure. The Delaware Charter sets forth the terms and conditions for our multi-class capital structure. Each share of Class B common stock is convertible at any time at the option of the holder into one share of Class A common stock, and automatically converts upon certain transfers or other conditions as defined in the Delaware Charter. The Delaware Charter also sets forth the terms and conditions of the Class C common stock, of which no shares are currently outstanding, including the terms and conditions for the conversion of such shares into shares of Class A common stock. The Nevada Charter provides for the same terms and conditions for our multi-class capital structure, including the circumstances in which the shares of Class B common stock and Class C common stock will automatically convert into shares of Class A common stock.

No Securities Law Consequences. We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Class A common stock will continue to be listed on the NYSE and traded under the symbol “IOT”. The Company will continue to file required periodic reports and other documents with the SEC. We do not expect any interruption in the trading of our Class A common stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.

No Appraisal Rights

Under the DGCL, holders of our Class A common stock are not entitled to appraisal rights with respect to the Nevada Reincorporation described in this Information Statement. Under the DGCL, holders of our Class B common stock are entitled to appraisal rights in connection with the Nevada Reincorporation but the five record holders affiliated with Sanjit Biswas, John Bicket, and certain current and former executives that hold all of our outstanding Class B common stock have waived such rights.

No Exchange of Stock Certificates Required. Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of the Company’s Class A common stock or Class B common stock will automatically be converted into one share of Nevada Class A common stock or Nevada Class B common stock, as applicable, and any stock certificates you then hold will represent the same number of shares of the Nevada Corporation as they represented of the Company immediately prior to the Effective Time.

No Material Accounting Implications. Effecting the Nevada Reincorporation will not have any material accounting implications.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Nevada Reincorporation to holders of shares of Class A common stock and Class B common stock of the Delaware Corporation (together, the “Delaware common stock”). Each of the shares of Delaware common stock will be converted into one outstanding share of Class A common stock or Class B common stock of the Nevada Corporation (together, the “Nevada common stock”), as applicable, in connection with the Nevada Reincorporation.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Information Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Delaware common stock that are U.S. holders (as defined below) and that hold their shares of Delaware common stock as “capital assets” within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware common stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and owners therein), holders that acquired their shares of Delaware common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, brokers, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, holders whose Delaware common stock is “qualified small business stock” within the meaning of Sections 1202 or 1045 of the Code, and holders that hold their shares of Delaware common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or non-U.S. tax consequences.

For purposes of this section, a “U.S. holder” is a beneficial owner of the Delaware common stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holds shares of the Delaware common stock, the tax treatment of a partner or an owner in the partnership or other pass-through entity will generally depend upon the status of the partner (or the owner), the activities of the partnership or other pass-through entity and certain determinations made at the partner level. Partnerships or other pass-through entities holding the Delaware common stock and the partners in such partnerships or owners of other pass-through entities should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Nevada Reincorporation.

Treatment of the Nevada Reincorporation. We intend the Nevada Reincorporation, for U.S. federal income tax purposes, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Nevada Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

•

No gain or loss will be recognized by a U.S. holder of the Delaware common stock upon the conversion of such Delaware common stock into the Nevada common stock in connection with the Nevada Reincorporation;

•

The aggregate tax basis of the shares of the Nevada common stock received by a U.S. holder of shares of the Delaware common stock in connection with the Nevada Reincorporation will equal the aggregate tax basis of the shares of the Delaware common stock converted into such shares of the Nevada common stock; and

•

The holding period of the shares of the Nevada common stock received by a U.S. holder of the Delaware common stock in connection with the Nevada Reincorporation will include the holding period of the Delaware common stock converted into such shares of the Nevada common stock.

Stockholders that have acquired different blocks of the Delaware common stock at different times or at different prices should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, shares of Nevada common stock received in the Nevada Reincorporation.

Information Reporting. A U.S. holder of the Delaware common stock that, immediately before the Nevada Reincorporation, owns at least 5% of the outstanding stock of the Company (by vote or value) or Delaware common stock with an adjusted basis of $1,000,000 or more will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Nevada Reincorporation occurs a statement setting forth certain information relating to the Nevada Reincorporation, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Nevada Reincorporation. Holders of the Delaware common stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

THE U.S. FEDERAL INCOME TAX DISCUSSION ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR HOLDER OF THE DELAWARE COMMON STOCK. EACH U.S. HOLDER SHOULD CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES RESULTING FROM THE NEVADA REINCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of April 15, 2026 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our current directors and executive officers as a group; and

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of each of our Class A common stock and Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 370,981,108 shares of our Class A common stock, 211,728,974 shares of our Class B common stock, and no shares of our Class C common stock outstanding as of April 15, 2026. We have deemed shares of our Class A and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 15, 2026 and RSUs that are scheduled to vest and settle within 60 days of April 15, 2026 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Samsara Inc., 1 De Haro Street, San Francisco, CA 94107.

	Shares Beneficially Owned				Percent of Total Voting Power (1)
	Class A Common Stock		Class B Common Stock +
Name of Beneficial Owner	Number	Percentage	Number	Percentage

Named Executive Officers and Directors:
Sanjit Biswas (2)	1,195,746	*	99,968,305	46.3%	39.6%
Dominic Phillips (3)	1,122,739	*	—	—%	*
John Bicket (4)	992,498	*	95,533,040	45.0%	38.4%
Adam Eltoukhy (5)	165,164	*	—	—%	*
Lara Caimi (6)	62,967	*	—	—%	*
Marc Andreessen (7)	4,512,974	1.2%	—	—%	*
Todd Bluedorn	22,446	*	—	—%	*
Sue Bostrom	211,032	*	—	—%	*
Jonathan Chadwick (8)	308,579	*	—	—%	*
Alyssa Henry	9,373	*	—	—%	*
Ann Livermore	231,032	*	—	—%	*
Gary Steele	4,695	*	—	—%	*
Sue Wagner	446,041	*	—	—%	*
All directors and executive officers as a group (12 persons) (9)	9,222,319	2.5%	195,501,345	90.3%	77.5%

Greater than 5% Stockholders:
Baillie Gifford & Co. (10)	47,660,513	12.8%	—	—%	1.9%
Sands Capital Management, LLC (11)	21,117,246	5.7%	—	—%	*
BlackRock, Inc. (12)	20,059,346	5.4%	—	—%	*

*	Represents beneficial ownership or voting power of less than one percent (1%).

+

The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock.

(1)

Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law.

(2)

Consists of (i) 1,125,656 shares of Class A common stock held by Mr. Biswas or by trusts in which Mr. Biswas has voting or investment power over the shares, (ii) 70,090 shares of Class A common stock RSUs that are scheduled to vest and settle within 60 days of April 15, 2026, (iii) 95,776,963 shares of Class B common stock held by Mr. Biswas or by trusts in which Mr. Biswas has voting or investment power over the shares and (iv) 4,191,342 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of April 15, 2026 by Mr. Biswas, all of which will be fully vested as of such date.

(3)

Consists of (i) 1,106,185 shares of Class A common stock held by Mr. Phillips or by trusts in which Mr. Phillips has voting or investment power over the shares and (ii) 16,554 shares of Class A common stock RSUs that are scheduled to vest and settle within 60 days of April 15, 2026.

(4)

Consists of (i) 972,428 shares of Class A common stock held by Mr. Bicket or by trusts in which Mr. Bicket has voting or investment power over the shares, (ii) 20,070 shares of Class A common stock RSUs that are scheduled to vest and settle within 60 days of April 15, 2026, (iii) 94,963,009 shares of Class B common stock held by Mr. Bicket or by trusts in which Mr. Bicket has voting or investment power over the shares and (iv) 570,031 shares of Class B common stock subject to outstanding options that are exercisable within 60 days of April 15, 2026 by Mr. Bicket, all of which will be fully vested as of such date.

(5)

Consists of (i) 146,068 shares of Class A common stock held by Mr. Eltoukhy or by trusts in which Mr. Eltoukhy has voting or investment power over the shares and (ii) 19,096 shares of Class A common stock RSUs that are scheduled to vest and settle within 60 days of April 15, 2026.

(6)

Represents ownership as of April 15, 2025, the most recent date for which the company has beneficial ownership information available for Ms. Caimi, and consists of (i) 48,174 shares of Class A common stock held by Ms. Caimi or by trusts in which Ms. Caimi has voting or investment power over the shares and (ii) 14,793 shares of Class A common stock RSUs that were scheduled to vest and settle within 60 days of April 15, 2025.

(7)

Consists of 4,512,974 shares of Class A common stock held of record by the LAMA Community Trust, of which Mr. Andreessen and his spouse are trustees. Mr. Andreessen may be deemed to have shared voting and dispositive power over the shares held directly by the LAMA Community Trust. The address for Mr. Andreessen is c/o Andreessen Horowitz, 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

(8)	Consists of 308,579 shares of Class A common stock held by Mr. Chadwick or by trusts in which Mr. Chadwick has voting or investment power over the shares.

(9)

Consists of (i) 9,096,509 shares of Class A common stock and 190,739,972 shares of Class B common stock beneficially owned by our current executive officers and directors and (ii) 125,810 shares of Class A common stock RSUs that are scheduled to vest and settle within 60 days of April 15, 2026 and 4,761,373 shares of Class B common stock subject to outstanding options that are exercisable by our current executive officers and directors within 60 days of April 15, 2026, all of which will be fully vested as of such date.

(10)

Pursuant to a Schedule 13G/A filed with the SEC on February 10, 2026, Baillie Gifford & Co. (Baillie Gifford) and/or one or more of its investment advisor subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds, or other institutional clients, reported that as of December 31, 2025, it had sole voting power over 28,566,185 shares of Class A common stock and sole dispositive power over 47,660,513 shares of Class A common stock, and that its principal address is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.

(11)

Pursuant to a Schedule 13G/A jointly filed with the SEC on November 13, 2025, Sands Capital Scaling Innovation Fund, L.P., Sands Capital Alternatives, LLC, Sands Capital Management, LLC, and Frank M. Sands reported that as of September 30, 2025, they had shared voting power over 14,815,620 shares of Class A common stock and shared dispositive power over 21,117,246 shares of Class A common stock. The filing states that Frank M. Sands holds ultimate voting and investment power over securities held by Sands Capital Scaling Innovation Fund, L.P., Sands Capital Alternatives, LLC, and Sands Capital Management, LLC. The principal address for each of these entities is 1000 Wilson Blvd., Suite 3000, Arlington, VA 22209.

(12)

Pursuant to a Schedule 13G filed with the SEC on January 21, 2026, BlackRock, Inc. reported that as of December 31, 2025, it had sole voting power over 18,511,648 shares of Class A common stock and sole dispositive power over 20,059,346 shares of Class A common stock, and that its principal address is 50 Hudson Yards, New York, NY 10001.

Delivery of Documents to Stockholders Sharing an Address

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Information Statement to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the Information Statement to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future mailings, as applicable, you may contact us as follows:

Samsara Inc.

Attention: Corporate Legal

1 De Haro Street

San Francisco, California 94107

Tel: (415) 985-2400

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Consenting Stockholders’ approval of the Nevada Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

Where You Can Find More Information About Us

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The

SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the website is www.sec.gov.

By Order of the Board of Directors,

/s/ Sanjit Biswas
Co-Founder, Chief Executive Officer & Chair

May 11, 2026

APPENDIX A

RESOLUTIONS

OF THE BOARD OF DIRECTORS OF

SAMSARA INC.

Reincorporation of the Company to the State of Nevada by Conversion

WHEREAS, the Board and the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”) have considered and evaluated whether it would be in the best interests of the Company and its stockholders to change the Company’s corporate domicile;

WHEREAS, the Board and the NCG Committee have considered various factors during its evaluation of a potential reincorporation of the Company, including prior and ongoing Delaware law developments, a comparison of pertinent aspects of the corporate laws of other jurisdictions, implications for the Company’s stockholders as to their economic, governance, and litigation rights and interests, benefits and any potential drawbacks for the Company and its stockholders in a reincorporation, and the predictability and stability of Nevada’s statute-based legal approach compared to Delaware’s approach, including the potential impact of recent changes to the DGCL;

WHEREAS, following its evaluation of a potential reincorporation of the Company, the NCG Committee has determined that a reincorporation of the Company from the State of Delaware to the State of Nevada is in the best interests of the Company and its stockholders and recommended that the Board approve a reincorporation of the Company from the State of Delaware to the State of Nevada;

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to approve and effect a reincorporation of the Company from the State of Delaware to the State of Nevada by way of a conversion pursuant to and in accordance with Section 266 of the DGCL, Nevada Revised Statutes (as amended, the “NRS”) 92A.195, and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”), which Plan of Conversion includes the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively;

WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation and the Bylaws and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;

WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the applicable requirements of NRS Chapter 92A (the “Articles of Conversion”) to be properly executed and filed in accordance with such requirements and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;

WHEREAS, at the Effective Time, (i) each share of Class A Common Stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A Common Stock, par value $0.0001 per share, of the Converted Corporation; and (ii) each share of Class B Common Stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B Common Stock, par value $0.0001 per share, of the Converted Corporation;

WHEREAS, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or any instrument convertible into or based on the value of, the Class A Common Stock or Class B Common Stock of the Company or other equity security of the Company, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall, from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or any instrument convertible into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status, and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time; and

WHEREAS, all shares of Class A Common Stock and Class B Common Stock of the Company reserved for issuance pursuant to the terms of any Convertible Security shall, from and after the Effective Time, constitute shares of Class A Common Stock and Class B Common Stock of the Converted Corporation reserved for issuance pursuant thereto.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby unanimously determines that the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion, and the Nevada Governing Documents.

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion and the Nevada Governing Documents be, and the same hereby are, in all respects approved and adopted.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the chairperson of the Board of Directors of the Company, Sanjit Biswas, shall continue to serve as chairperson of the board of directors of the Converted Corporation and the lead independent director of the Company, Jonathan Chadwick, shall continue to serve as the lead independent director of the board of directors of the Converted Corporation, in each case at the pleasure of the board of directors of the Converted Corporation.

RESOLVED FURTHER, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority as the applicable committee of the Board as of immediately prior to the Effective Time and for the avoidance of doubt, the charter of the applicable committee of the Board as of immediately prior to the Effective Time (as modified to make any ministerial changes necessary to reflect the Nevada Reincorporation, which modifications the officers or agents of the Company are hereby authorized to make in the records of the Converted Corporation) shall be the charter of such committee of the board of directors of the Converted Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, each director to serve at the pleasure of the board of directors of the Converted Corporation.

RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company, including by written consent in lieu of a meeting.

RESOLVED FURTHER, that the Board hereby unanimously recommends that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions.

RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file, and deliver all agreements, documents, notices, certificates, consents, approvals, or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion; (b) the execution and filing of the Articles of Conversion and the Nevada Charter; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; and (e) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable, or appropriate in connection with the Nevada Reincorporation.

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to take any and all actions deemed necessary and appropriate to prepare an information statement and a notice of stockholder action by written consent as required by Section 228(e) of the DGCL and any and all related documents which such officers shall determine necessary or desirable in connection with the Nevada Reincorporation (collectively, the “Information Statement Materials”).

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to file such Information Statement Materials, as applicable, with the Securities and Exchange Commission (the “SEC”), together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements.

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the stockholders all documents as shall be necessary or advisable in connection with the Nevada Reincorporation, including, without limitation, the Information Statement Materials.

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company and without further action by the Board to prepare, execute, file, and deliver all agreements, documents, notices, certificates, consents, approvals, or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to submit all required notifications to the New York Stock Exchange or any other applicable stock exchange in connection with the Nevada Reincorporation.

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company.

RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, (i) any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Corporation, and (ii) all of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Corporation into which such shares of the Company have been converted as herein provided in accordance with the customary procedures of the Company’s transfer agent.

RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Class A Common Stock or Class B Common Stock of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

APPENDIX B

PLAN OF CONVERSION

OF

SAMSARA INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of [·], 2026 to convert Samsara Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “Samsara Inc.” (the “Converted Entity”).

1.	Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).

2.	Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be Samsara Inc.

3.	The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to NRS 92A.195 and Section 266 of the DGCL.

4.

Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12, the Converting Entity shall cause (i) articles of conversion meeting the requirements of NRS Chapter 92A, including NRS 92A.195, 92A.205 and NRS 92A.230 (the “Articles of Conversion”), and articles of incorporation of the Converted Entity (the “Articles of Incorporation”), to be properly executed and filed in accordance with such requirements and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion. The Conversion shall become effective at the time of filing or at such later date and time as is set forth in the Articles of Conversion and Certificate of Conversion as the effective date and time of the Conversion (the “Effective Time”).

5.

Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and the bylaws of the Converted Entity (the “Bylaws”), in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.

6.

Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the directors of the Converting Entity as of immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chairperson of the Board of Directors of the Converting Entity and the lead independent director of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chairperson of the Board of Directors of the Converted Entity and the lead independent director of the Board of Directors of the Converted Entity, respectively, each to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority (subject to applicable law) as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the officers of the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

7.

Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, (i) each share of Class A Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A Common Stock, par value $0.0001 per share, of the Converted Entity; and (ii) each share of Class B Common Stock, par value $0.0001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B Common Stock, par value $0.0001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock or Class B Common Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Class A Common Stock or Class B Common Stock, as applicable, of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

8.

Effect on Other Securities of Converting Entity. At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or any instrument convertible into or based on the value of, the Class A Common Stock or Class B Common Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall, from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or any instrument convertible into or based on the value of, the same amount of the Class A Common Stock or Class B Common Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

9.	Conditions Precedent. Completion of the Conversion is subject to the following conditions:

(a)

the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Class A Common Stock and Class B Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class; and

(b)

other than the filing of the Articles of Conversion, the Articles of Incorporation, and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

10.

Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).

11.

Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

12.

Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred if, in the judgment of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

13.

Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

Samsara Inc.

By:
Name:
Its:

Exhibit A

Articles of Incorporation

[see attached]

Exhibit B

Bylaws

[see attached]

APPENDIX C

ARTICLES OF INCORPORATION

OF

SAMSARA INC.

ARTICLE I

The name of this corporation is Samsara Inc. (the “Corporation”). The Corporation is the resulting entity in the conversion of Samsara Inc., a Delaware corporation (the “Delaware Corporation”), into a Nevada corporation (the “Conversion”) and is a continuation of the existence thereof pursuant to Nevada Revised Statutes (as amended from time to time and including any successor provisions, the “NRS”) Chapters 78 and 92A.

ARTICLE II

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE IV

The Corporation is authorized to issue four classes of stock to be designated, respectively, Class A Common Stock, Class B Common Stock, Class C Common Stock and Preferred Stock. The total number of shares of Class A Common Stock authorized to be issued is 4,000,000,000 shares, par value $0.0001 per share. The total number of shares of Class B Common Stock authorized to be issued is 600,000,000 shares, par value $0.0001 per share. The total number of shares of Class C Common Stock authorized to be issued is 1,200,000,000 shares, par value $0.0001 per share. The Class A Common Stock, Class B Common Stock and Class C Common Stock are referred to together as “Common Stock”. The total number of shares of Preferred Stock authorized to be issued is 400,000,000 shares, par value $0.0001 per share.

ARTICLE V

The voting powers, designations, limitations, restrictions and relative rights and other matters relating to the Common Stock are as follows:

1. Definitions. For purposes of these Articles of Incorporation, the following definitions apply:

1.1 “Acquisition” means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization (provided that, for the purpose of this Section V.1.1, all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such consolidation, merger or reorganization shall be deemed to be outstanding immediately prior to such consolidation, merger or reorganization and, if applicable, converted or exchanged in such consolidation, merger or reorganization on the same terms as the actual outstanding shares of capital stock are converted or exchanged); or (B) any transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof.

1.2 “Articles of Incorporation” means the articles of incorporation of the Corporation, including any Preferred Stock Designation(s), as the same may be amended and/or restated from time to time.

1.3 “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

1.4 “Board” means the Board of Directors of the Corporation.

1.5 “Class C Conversion Date” has the meaning set forth in Section V.6.

1.6 “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities issued by the Corporation (or, as context may require, the Delaware Corporation) that are directly or indirectly convertible into or exchangeable for Common Stock (or, as context may require, the Delaware Corporation’s Common Stock), but excluding Options.

1.7 “Disability” or “Disabled” means, with respect to a Founder, the permanent and total disability of such Founder such that the Founder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within twelve (12) months or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by a licensed physician jointly selected by a majority of the Independent Directors and such Founder. If such Founder is incapable of selecting a licensed physician, then such Founder’s spouse shall make the selection on behalf of such Founder, or in the absence or incapacity of such Founder’s spouse, such Founder’s adult children by majority vote shall make the selection on behalf of such Founder, or in the absence of adult children of such Founder or their inability or failure to act by, or obtain, a majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by such Founder and which holds more shares of capital stock (in the aggregate and without regard to which class or series of capital stock such shares belong) of the Corporation than any other revocable living trust created by such Founder shall make the selection on behalf of such Founder, or in the absence of any such successor trustee, the legal executor, guardian or conservator of the estate of such Founder shall make the selection on behalf of such Founder.

1.8 “Effective Date” means December 17, 2021.

1.9 “Family Member” means, with respect to a natural person, whether related by blood or marriage, (a) such natural person’s spouse, ex-spouse or domestic partner; (b) such natural person’s parents and grandparents and all of such grandparents’ lineal descendants; (c) such natural person’s siblings; (d) such natural person’s children and other lineal descendants; and (e) the lineal descendants of such natural person’s siblings. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority, and step-children.

1.10 “Final Conversion Date” means:

(a) The date specified by (i) the holders of a majority of the then outstanding shares of Class B Common Stock, voting as a separate class, or in an affirmative written election executed by the holders of a majority of the then outstanding shares of Class B Common Stock and (ii) the Founders (but excluding any Founder who is then deceased or Disabled or who, individually, through or together with such Founder’s Permitted Entities or Permitted Transferees, holds outstanding shares of Class B Common Stock (which shall be deemed to include Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security outstanding) that as of such date represent less than 25% of the aggregate number of shares of the Delaware Corporation’s Class B Common Stock (which shall be deemed to include the Delaware Corporation’s Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security) held by such Founder, including through or together with such Founder’s Permitted Entities or Permitted Transferees, at 11:59 p.m. Eastern Time on the Effective Date (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event)) (clauses (i) and (ii) together, the “Class B Majority Approval”);

(b) the date that is nine (9) months after the death or Disability of the later to die or become Disabled of the Founders, provided that such date may be extended but not for a total period of longer than eighteen (18) months from the later applicable death or Disability to a date approved by a majority of the Independent Directors then in office; or

(c) the date fixed by the Board that is no less than 61 days and no more than 180 days following the date that the total number of outstanding shares of Class B Common Stock (which shall be deemed to include Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security outstanding) held by the Founders, individually, through or together with such Founder’s Permitted Entities and Permitted Transferees, represents less than 25% of the aggregate number of shares of the Delaware Corporation’s Class B Common Stock (which shall be deemed to include the Delaware Corporation’s Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security) held by the Founders and their Permitted Entities and Permitted Transferees at 11:59 p.m. Eastern Time on the Effective Date (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event).

1.11 “Founder” means either, and “Founders” means both, of Sanjit Biswas or John Bicket.

1.12 “Independent Directors” means the members of the Board designated as independent directors in accordance with the Listing Standards.

1.13 “Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Acquisition or Asset Transfer.

1.14 “Listing Standards” means (i) the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.

1.15 “Option” shall mean any right, option or warrant to subscribe for, purchase or otherwise acquire Common Stock (or, as context may require the Delaware Corporation’s Common Stock) or Convertible Securities from the Corporation (or, as context may require the Delaware Corporation).

1.16 “Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.

1.17 “Permitted Entity” means, with respect to any Qualified Stockholder, any trust, account, plan, corporation, partnership, limited liability company or charitable organization, foundation or similar entity specified in Section V.1.18(b)(i)-(vii) with respect to such Qualified Stockholder, so long as such Permitted Entity meets the requirements of the exception set forth in Section V.1.18 applicable to such Permitted Entity.

1.18 “Permitted Transfer” means:

(a) with respect to either Founder, a Transfer from (i)(1) such Founder, (2) such Founder’s Permitted Entities or (3) such Founder’s Permitted Transferees, to (ii)(1) such Founder’s estate as a result of such Founder’s death, (2) either Founder, (3) either Founder’s Permitted Entities or (4) either Founder’s Permitted Transferees; and

(b) any Transfer of a share of Class B Common Stock by a Qualified Stockholder to one or more Family Members of such Qualified Stockholder or any of such Qualified Stockholder’s Permitted Entities listed below or any Permitted Transferees and from any of the Permitted Entities listed below in clauses (i)-(vii) or any Permitted Transferees to such Qualified Stockholder or one or more Family Members of such Qualified Stockholder or to such Qualified Stockholder’s other Permitted Entities or Permitted Transferees:

(i) a bona fide trust primarily for the benefit of such Qualified Stockholder, such Qualified Stockholder’s Family Member and/or a charitable organization, foundation or similar entity in each case so long as a Qualified Stockholder and/or the Family Members of such Qualified Stockholder (1) has or have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; or (2) shares or share dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Stockholder and/or another Qualified Stockholder; provided that in the event a Qualified Stockholder and/or the Family

Members of such Qualified Stockholder no longer has or have sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust as set forth in either of clause (1) or clause (2) of this Section V.1.18(b)(i), each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(ii) a trust under the terms of which such Qualified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), or a reversionary interest in each case so long as a Qualified Stockholder and/or the Family Members of such Qualified Stockholder (1) has or have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; or (2) shares or share dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Stockholder and/or another Qualified Stockholder; provided that in the event a Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer has or have sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust as set forth in either of clause (1) or clause (2) of this Section V.1.18(b)(ii), each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iii) an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder or one or more Family Members of such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided in each case that such Qualified Stockholder and/or the Family Members of such Qualified Stockholder (1) has or have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust; or (2) shares or share dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust only with persons constituting the Qualified Designees of such Qualified Stockholder and/or another Qualified Stockholder; provided, further, that in the event the Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer has or have sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust as set forth in either of clause (1) or clause (2) of this Section V.1.18(b)(iii), each such share of Class B Common Stock then held by such account, plan or trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iv) a corporation in which such Qualified Stockholder or one or more Family Members of such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer owns or own sufficient shares or no longer has or have sufficient legally enforceable rights to ensure the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each such share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(v) a partnership in which such Qualified Stockholder or one or more Family Members of such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Qualified Stockholder and/or the Family Member of such Qualified Stockholder no longer owns or own sufficient partnership interests or no longer has or have sufficient legally enforceable rights to ensure the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each such share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(vi) a limited liability company in which such Qualified Stockholder or one or more Family Members of such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer owns or own sufficient membership interests or no longer has or have sufficient legally enforceable rights to ensure the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each such share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

(vii) any charitable organization, foundation or similar entity established by such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, so long as a Qualified Stockholder and/or the Family Members of such Qualified Stockholder (1) has or have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity; or (2) shares or share dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such entity only with persons constituting the Qualified Designees of such Qualified Stockholder and/or another Qualified Stockholder; provided that such Transfer to such entity does not involve any payment of cash, securities, property or other consideration (other than an interest in such entity) to such Qualified Stockholder or the Family Members of such Qualified Stockholder; provided, further, that in the event a Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer has or have sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such entity as set forth in either of clause (1) or clause (2) of this Section V.1.18(b)(vii), each share of Class B Common Stock then held by such entity shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described or contemplated in Section V.1.18(b)(i), (ii), (iii) or (iv) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Entity so long as the other requirements of Section V.1.18(b)(i), (ii), (iii) or (iv) above, as the case may be, are otherwise satisfied.

In the case of a Founder and solely for purposes of Section V.1.18(b)(i), (ii), (iii) and (vii), a Founder shall be deemed to have sole dispositive power with respect to the shares of Class B Common Stock if such Founder has the power, either directly or indirectly, to terminate, remove or replace any person or entity or governing body having dispositive power over the applicable shares of Class B Common Stock. In the case of a Founder and solely for purposes of Section V.1.18(b)(iv), (v) and (vi), a Founder shall be deemed to have sufficient Voting Control with respect to the shares of Class B Common Stock if such Founder has the power, either directly or indirectly, to terminate, remove or replace any person or entity or governing body having dispositive power over the applicable shares of Class B Common Stock.

1.19 “Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.

1.20 “Qualified Designee” means (a) a Family Member of any Qualified Stockholder who is a natural person; or (b) a professional that provides trustee services, including, without limitation, attorneys, accountants, private professional fiduciaries, trust companies and bank trust departments.

1.21 “Qualified Stockholder” means (a) any registered holder of a share of the Delaware Corporation’s Class B Common Stock as of 11:59 p.m. Eastern Time on the Effective Date; (b) the initial registered holder of a share of the Delaware Corporation’s Class B Common Stock that was originally issued by the Delaware Corporation after 11:59 p.m. Eastern Time on the Effective Date or any share of Class B Common Stock that is issued by the Corporation after the effectiveness of these Articles of Incorporation, in each case, pursuant to the exercise, conversion or settlement of any Option or Convertible Security that, in each case, was outstanding as of 11:59 p.m. Eastern Time on the Effective Date or is issued in connection with the Conversion, as applicable; (c) each natural person who, prior to 11:59 p.m. Eastern Time on the Effective Date, Transferred shares of capital stock of the Delaware Corporation to a Permitted Entity that is or becomes a Qualified Stockholder; (d) each natural person who, after 11:59 p.m. Eastern Time on the Effective Date, Transferred shares of, or equity awards for, the Delaware Corporation’s Class B Common Stock (including any Option exercisable or Convertible Security exchangeable for or convertible into shares of the Delaware Corporation’s Class B Common Stock) to a Permitted Entity that is or becomes a Qualified Stockholder; (e) each natural person who, after the effectiveness of these Articles of Incorporation, Transferred shares of, or equity awards for, Class B Common Stock (including any Option or Convertible Security exchangeable for or convertible into shares of Class B Common Stock) to a Permitted Entity that is or becomes a Qualified Stockholder; and (f) any Permitted Transferee.

1.22 “Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to the transfer of, Voting Control (as defined below) over such share by proxy or otherwise. A “Transfer” will also be deemed to have occurred with respect to all shares of Class B Common Stock beneficially held by an entity that is a Qualified Stockholder, if there is a Transfer of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, such that the previous holders of such voting power no longer retain sole or shared dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity. Notwithstanding the foregoing, the following will not be considered a “Transfer”:

(a) granting a revocable proxy to officers or directors of the Corporation (or the exercise of such proxy by such officers or directors) at the request of the Board in connection with (i) actions to be taken at an annual or special meeting of stockholders or (ii) any other action of the stockholders permitted by these Articles of Incorporation;

(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (ii) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than (if applicable) the mutual promise to vote shares in a designated manner;

(c) pledging shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares and the holder of the security interest does not exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;

(d) granting a proxy by a Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees to the other Founder to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such granting Founder, such granting Founder’s Permitted Entities or such granting Founder’s Permitted Transferees, and the exercise of such proxy by such other Founder;

(e) granting a proxy by a Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees, to a person designated by such Founder and approved by a majority of the Independent Directors then in office, to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees, or over which such Founder has Voting Control pursuant to proxy or voting agreements then in place, with such proxy effective either (i) on the death of such Founder or (ii) during any Disability of such Founder, including the exercise of such proxy by such person;

(f) entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;

(g) the fact that the spouse of any Qualified Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” that is not a Permitted Transfer; and

(h) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or other proposal or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock or voting such shares in connection with a Liquidation Event or such other proposal, the consummation of a Liquidation Event or such other proposal or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event or such other proposal), provided that such Liquidation Event or other proposal was approved by the Board.

1.23 “Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise; provided that, in the case of a Founder and solely for purposes of V.1.18(b)(i), (ii), (iii) and (vii), a Founder shall be deemed to have exclusive Voting Control with respect to the shares of Class B Common Stock if such Founder has the power, either directly or indirectly, to terminate, remove or replace any person or entity or governing body having Voting Control over the applicable shares of Class B Common Stock, and in the case of a Founder and solely for purposes of Section V.1.18(b)(iv), (v) and (vi), a Founder shall be deemed to have sufficient Voting Control with respect to the shares of Class B Common Stock if such Founder has the power, either directly or indirectly, to terminate, remove or replace any person or entity or governing body having dispositive power over the applicable shares of Class B Common Stock.

1.24 “Voting Threshold Date” means the first date on which the outstanding shares of Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the Corporation entitled to vote generally in the election of directors.

1.25 “Whole Board” means the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.

2. Identical Rights. Except as otherwise provided in these Articles of Incorporation or required by applicable law, shares of Common Stock shall have the same designations, limitations, restrictions and relative rights (including as to dividends and other distributions, and any liquidation, dissolution or winding up of the Corporation but excluding voting and other matters as described in Section V.3 below), share ratably and be identical in all respects as to all matters, including:

2.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends and other distributions, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets of the Corporation legally available therefor, such dividends and other distributions as may be declared from time to time by the Board. Any dividends or other distributions paid to the holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such class is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of such applicable class of Common Stock treated adversely, voting separately as a class.

2.2 The Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class B Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class B Common Stock or Class C Common Stock, as applicable, is declared and paid to the holders of Class B Common Stock and Class C Common Stock, as applicable, at the same rate and with the same record date and payment date; (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class C Common Stock, as applicable, is declared and paid to the holders of Class A Common Stock and Class C Common Stock, as applicable, at the same rate and with the same record date and payment date; and (iii) dividends or other distributions payable in shares of Class C Common Stock or rights to acquire shares of Class C Common Stock may be declared and paid to the holders of Class C Common Stock without the same dividend or distribution being declared and paid to the holders of Class A Common Stock or Class B Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class B Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class B Common Stock, as applicable, is declared and paid to the holders of Class A Common Stock and Class B Common Stock, as applicable, at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock or rights to acquire one class of Common Stock to holders of all classes of Common Stock, or, with the approval of holders of a majority of the outstanding shares of each of the Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class, from providing for different treatment of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock.

2.3 If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of each of the Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class.

3. Voting Rights.

3.1 Common Stock.

(a) Class A Common Stock. Each holder of shares of Class A Common Stock will be entitled to one (1) vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

(b) Class B Common Stock. Each holder of shares of Class B Common Stock will be entitled to ten (10) votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

(c) Class C Common Stock. Except as required by law or herein, the Class C Common Stock will have no voting rights and no holder thereof shall be entitled to vote such shares on any matter. For the avoidance of doubt, any right of the Class C Common Stock, or any holder thereof, to vote pursuant to NRS 78.2055(3), 78.207(3) or 78.390(2) is hereby specifically denied.

3.2 General. Except as otherwise expressly provided herein or as required by the NRS, the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together and not as separate classes.

3.3 Authorized Shares. The number of authorized shares of the Class A Common Stock or the Class C Common Stock may be increased or decreased (but not below (i) the number of shares of the applicable class of Common Stock then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Section V.9) by the affirmative vote of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, irrespective of any applicable provisions of the NRS, including Sections 78.207(3) and 78.390(2) (and any separate class or series vote in this regard pursuant to the NRS is hereby specifically denied); provided that, for the avoidance of doubt, the number of authorized shares of Class B Common Stock shall not be increased or decreased without the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class.

3.4 Election of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, (i) prior to the Final Conversion Date, the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation, (ii) from and after the Final Conversion Date, until the Class C Conversion Date, if any, the holders of the Class A Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation and (iii) from and after the Class C Conversion Date, if any, the holders of Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation.

4. Liquidation Rights. In the event of a Liquidation Event in connection with which the Board has determined to effect a distribution of assets of the Corporation to any holder or holders of Common Stock, then, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis to the holders of Common Stock, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class; provided, however, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be a “distribution to stockholders” for the purpose of this Section V.4; provided, further, however, that holders of shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such Liquidation Event if the only difference in the per share consideration to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock and that any securities distributed to the holder of a share of Class C Common Stock have no voting rights or power, to the fullest extent permitted by law.

5. Conversion of the Class B Common Stock. The Class B Common Stock will be convertible into Class A Common Stock as follows:

5.1 Each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.

5.2 With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:

(a) on the affirmative written election of such holder to convert such share of Class B Common Stock or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the time on which the automatic conversion would otherwise occur unless otherwise specified by such holder); and

(b) on the occurrence of a Transfer of such share of Class B Common Stock to any person or entity that is not a Permitted Transferee.

5.3 With respect to the shares of Class B Common Stock held of record by a Founder, such Founder’s Permitted Entities, or such Founder’s Permitted Transferees, upon the date of the death or Disability of the first Founder to die or become Disabled, each share of Class B Common Stock held of record by such Founder, such Founder’s Permitted Entities and such Founder’s Permitted Transferees shall automatically convert into one fully paid and nonassessable share of Class A Common Stock; provided, however, that such shares shall not so convert pursuant to the foregoing provisions of this Section V.5.3 (but, for the avoidance of doubt, subject to the following proviso) if and for so long as a proxy or voting agreement with respect to such shares has been entered into and remains effective in accordance with Sections V.1.22(d) and/or V.1.22(e); provided, further, that, if both Founders die and/or become Disabled simultaneously or the second Founder dies or becomes Disabled following the death or Disability of the other Founder, such shares shall not so convert pursuant to the foregoing provisions of this Section V.5.3 (but, for the avoidance of doubt, subject to the following proviso) if and for so long as a proxy or voting agreement with respect to such shares has been entered into and remains effective in accordance with Section V.1.22(e), but subject to conversion of all Class B Common Stock (including with respect to the shares of Class B Common Stock held of record by a Founder, such Founder’s Permitted Entities, or such Founder’s

Permitted Transferees) pursuant to Section V.5.1 upon the time specified in Section V.1.10(b). Notwithstanding anything to the contrary contained herein, to the extent shares of Class B Common Stock are held by a Permitted Entity or Permitted Transferee of a Founder and the other Founder has sole and exclusive Voting Control over such shares (including, without limitation, pursuant to a proxy or voting agreement that has been entered into in accordance with Sections V.1.22(d) and/or V.1.22(e)), the shares of Class B Common Stock held by such Permitted Entity or Permitted Transferee shall be treated as held of record by the Founder that has sole and exclusive Voting Control over such shares for purposes of this Section V.5.3 and shall not be converted into shares of Class A Common Stock as a result of the death or Disability of the other Founder.

6. Conversion of the Class C Common Stock. Following the conversion or other exchange of all outstanding shares of Class B Common Stock into or for shares of Class A Common Stock, on the date or time (including a time determined by the happening of a future event) specified by the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class (the “Class C Conversion Date”), each outstanding share of Class C Common Stock shall automatically, without further action by the Corporation or the holders thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock.

7. Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock, the conversion of the Class C Common Stock into Class A Common Stock and the general administration of this multi-class stock structure, including, but not limited to, the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Corporation as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock, or as to whether or not another conversion contemplated in Section V.5 has occurred, shall be conclusive and binding.

8. Immediate Effect. In the event of and upon a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to Section V.5 or Class C Common Stock to Class A Common Stock pursuant to Section V.6, as applicable, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares, death or Disability, as applicable, occurred (in the case of a conversion of Class B Common Stock to Class A Common Stock) or immediately upon the Final Conversion Date (in the case of the conversion of Class B Common Stock into Class A Common Stock) or immediately upon the Class C Conversion Date (in the case of the conversion of Class C Common Stock into Class A Common Stock), if any, subject in all cases to any transition periods specifically provided for in these Articles of Incorporation. Upon any conversion of Class B Common Stock or Class C Common Stock to Class A Common Stock in accordance with these Articles of Incorporation, all rights of the holder of shares of Class B Common Stock or Class C Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

9. Reservation of Stock Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock and the Class C Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock, as applicable; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock and Class C Common Stock, as applicable, the Corporation will take such corporate action as may be necessary under the NRS to increase its authorized but unissued shares of Class A Common Stock to such number of shares as will be sufficient for such purpose.

10. Preemptive Rights. No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and a stockholder.

11. Class B Protective Provisions. Prior to the Final Conversion Date, the Corporation shall not, without the prior affirmative vote (either at a meeting or by written consent) of the holders of two-thirds of the outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law or these Articles of Incorporation:

11.1 directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of these Articles of Incorporation inconsistent with, or otherwise alter, any provision of these Articles of Incorporation relating to the voting powers, designations, limitations, restrictions and relative rights of the Class B Common Stock;

11.2 reclassify any outstanding shares of Class A Common Stock or Class C Common Stock into shares having rights as to dividends or other distributions or liquidation that are senior to the Class B Common Stock or, in the case of Class A Common Stock, the right to have more than one (1) vote for each share thereof and, in the case of Class C Common Stock, the right to have any vote for any share thereof, except as required by law;

11.3 authorize, or issue any shares of, any class or series of capital stock of the Corporation (other than Class B Common Stock) having the right to more than one (1) vote for each share thereof; or

11.4 issue any additional shares of Class B Common Stock except for (i) a dividend or other distribution payable or subdivision in accordance with Article V, Sections 2.2 and 2.3 and (ii) any Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security outstanding as of the Effective Date.

12. Special Provision Concerning Distributions. Notwithstanding anything to the contrary in these Articles of Incorporation or the bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”), the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

ARTICLE VI

1. Rights of Preferred Stock. The Board is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate of designation establishing each such series pursuant to NRS 78.1955 (each such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each such series. The Board is further authorized to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of any such series of Preferred Stock then outstanding) the number of authorized shares of any series of Preferred Stock, subject to the voting powers, designations, preferences, limitations, restrictions and relative rights stated in these Articles of Incorporation (including any Preferred Stock Designation filed with respect to any series of Preferred Stock originally stating the number of authorized shares of such series of Preferred Stock).

2. Vote to Amend Terms of Preferred Stock. Except as otherwise required by law or provided in these Articles of Incorporation, holders of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any Preferred Stock Designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to these Articles of Incorporation (including any Preferred Stock Designation filed with respect to any series of Preferred Stock).

3. Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of the outstanding shares of stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of any applicable provisions of the NRS, including Sections 78.207(3) and 78.390(2) (and any separate class or series vote in this regard pursuant to the NRS is hereby specifically denied).

ARTICLE VII

1. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors that constitutes the Whole Board shall be fixed solely by resolution of the Board acting pursuant to a resolution adopted by a majority of the Whole Board. At each annual meeting of stockholders, directors of the Corporation whose terms are expiring at such meeting shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier death, resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the NRS.

2. Board Structure. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, at each annual meeting of stockholders, each director of the Corporation shall be elected annually by stockholders and shall hold office until the next annual meeting and until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

3. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation by not less than the minimum percentage of the voting power of the issued and outstanding shares of stock of the Corporation entitled to vote thereon then permitted under and in accordance with NRS 78.335 (which minimum percentage at the time of filing of these Articles of Incorporation is not less than two-thirds of the voting power and which at no time shall be less than a simple majority of the voting power). Subject to the rights of the holders of any series of Preferred Stock to elect directors and fill vacancies under specified circumstances and except as otherwise permitted by resolution adopted by a majority of the Whole Board, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, at any meeting of the Board, and not by stockholders. A person elected to fill a vacancy or newly created directorship shall hold office until the next annual meeting or until his or her successor is duly elected and qualified.

ARTICLE VIII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

1. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred by statute or by these Articles of Incorporation or the Bylaws, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws.

3. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the NRS, the Board is expressly authorized to adopt, amend, alter or repeal the Bylaws. The Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation; provided that the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities of the Corporation, voting together as a single class, shall be required for the stockholders of the Corporation to amend, alter or repeal, or adopt any provision of the Bylaws.

4. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairperson of the Board; or (iii) the chief executive officer of the Corporation, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied.

5. Availability of Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, from and after the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by a written consent of such stockholders. Subject to the rights of the holders of any series of Preferred Stock, before the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation may be taken by written consent without a meeting only if the action is first recommended or approved by the Board.

6. No Cumulative Voting. No stockholder will be permitted to cumulate votes in any election of directors.

7. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE IX

The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action further eliminating or limiting the liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

No amendment, repeal or elimination of this Article IX, or adoption of any provision of these Articles of Incorporation inconsistent with this Article IX, shall eliminate, limit, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or elimination or adoption of such an inconsistent provision.

ARTICLE X

If any provision of these Articles of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from these Articles of Incorporation, and the court will replace such illegal, void or unenforceable provision of these Articles of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of these Articles of Incorporation shall be enforceable in accordance with their terms.

To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these Articles of Incorporation, (b) the Bylaws and (c) any amendment to the Articles of Incorporation or the Bylaws enacted or adopted in accordance with the Articles of Incorporation, the Bylaws and applicable law.

Except as provided in Article IX above, the Corporation reserves the right to amend, alter or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the NRS, and all rights conferred upon stockholders herein are granted subject to this reservation. Except as otherwise provided in these Articles of Incorporation, any amendment to these Articles of Incorporation that requires stockholder approval pursuant to the NRS shall require the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. In addition to any vote required by applicable law or the other provisions of these Articles of Incorporation, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, without first obtaining the affirmative vote or written consent of the holders representing the Class B Majority Approval (voting separately as a single class), amend, alter or repeal Article V in a manner that adversely affects the rights of the holders of the Class B Common Stock.

ARTICLE XI

To the fullest extent permitted by the NRS and not inconsistent with any applicable laws of the United States, any and all internal actions (as defined in NRS 78.046) to be tried in any court of the State of Nevada must be tried before the presiding judge as the trier of fact, and not before a jury. The foregoing requirement, upon and during its effectiveness, shall conclusively operate as a waiver of the right of trial by jury by each party to any internal action to which such requirement applies.

ARTICLE XII

The Corporation shall not be subject to, and hereby expressly elects not to be governed by, any of the provisions of NRS 78.411 to 78.444, inclusive (or any successor statutes thereto).

APPENDIX D

BYLAWS

OF

SAMSARA INC.

(Adopted as of [_________], 2026)

D-i

TABLE OF CONTENTS

(continued)

D-ii

BYLAWS OF SAMSARA INC.

ARTICLE I - CORPORATE OFFICES

1.1 REGISTERED OFFICE

The registered office of Samsara Inc. (the “Company”) shall be the office address of the registered agent of the Company in the State of Nevada.

1.2 OTHER OFFICES

The Company may at any time establish other offices at any place or places either within or outside the State of Nevada.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

Meetings of stockholders shall be held at a physical location, if any, within or outside the State of Nevada, determined by the board of directors of the Company (the “Board of Directors”). The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall be held solely, or simultaneously with the conduct of the meeting at a physical location, by means of remote communication then permitted under Nevada Revised Statutes (as amended from time to time and including any successor provisions, the “NRS”) 78.320(4)-(6). Participation in a meeting through remote communication constitutes presence in person at the meeting. In the absence of any such determination, stockholders’ meetings shall be held at the Company’s principal executive office.

2.2 ANNUAL MEETING

The annual meeting of stockholders shall be held on such date and at such time as set by the Board of Directors. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws (as amended and/or restated from time to time, these “bylaws”), may be transacted. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For the purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

2.3  SPECIAL MEETING

(a) A special meeting of the stockholders, other than as may be required by the NRS, may be called at any time only by (i) the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, (ii) the chairperson of the Board of Directors or (iii) the chief executive officer, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(b) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of a majority of the Whole Board, the chairperson of the Board of Directors or the chief executive officer. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2.4 ADVANCE NOTICE PROCEDURES

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors or the proposal of other business to be transacted by the stockholders at an annual meeting of stockholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board of Directors, or any committee thereof that has been formally delegated authority to nominate such persons or propose such business pursuant to a resolution adopted by a majority of the Whole Board; (3) as may be provided in the certificate of designation establishing any class or series of preferred stock of the Company (the “preferred stock”); or (4) by any stockholder of the Company who (A) is a stockholder of record at the time of giving of the notice contemplated by Section 2.4(a)(ii); (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting; (C) is a stockholder of record at the time of the annual meeting; and (D) complies with the procedures set forth in this Section 2.4(a).

(ii) For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (4) of Section 2.4(a)(i), the stockholder must have given timely notice in writing to the secretary of the Company (the “secretary”) and any such nomination or proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day and no later than 5:00 p.m., Pacific time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders as first specified in the Company’s notice of such annual meeting (without regard to any adjournment, rescheduling, postponement or other delay of such annual meeting occurring after such notice was first sent). However, if no annual meeting of stockholders was held in the preceding year, or if the date of the annual meeting for the current year has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the day of the annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. In no event will the adjournment, rescheduling, postponement or other delay of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. In no event may a stockholder provide notice with respect to a greater number of director candidates than there are director seats subject to election by stockholders at the annual meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 10 days before the last day that a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, then a stockholder’s notice required by this Section 2.4(a)(ii) will also be considered timely, but only with respect to any nominees for any new positions created by such increase, if it is received by the secretary at the principal executive offices of the Company no later than 5:00 p.m., Pacific time, on the 10th day following the day on which such public announcement is first made. “Public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, Section 14 or Section 15(d) of the Securities Exchange Act of 1934 (as amended and inclusive of rules and regulations thereunder, the “1934 Act”) or by such other means as is reasonably designed to inform the public or stockholders of the Company in general of such information, including, without limitation, posting on the Company’s investor relations website.

(iii) A stockholder’s notice to the secretary must set forth:

(1) as to each person whom the stockholder proposes to nominate for election as a director:

(A) such person’s name, age, business address, residence address and principal occupation or employment;

(B) the class or series and number of shares of the Company that are held of record or are beneficially owned by such person and any (i) Derivative Instruments (as defined below) held or beneficially owned by such person, including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument; and (ii) other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person with respect to the Company’s securities;

(C) all information relating to such person that is required to be disclosed in connection with solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to Section 14 of the 1934 Act;

(D) such person’s written consent (x) to being named as a nominee of such stockholder, (y) to being named in the Company’s form of proxy pursuant to Rule 14a-19 under the 1934 Act (“Rule 14a-19”) and (z) to serving as a director of the Company if elected;

(E) any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including, without limitation, the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (such agreement, arrangement or understanding, a “Third-Party Compensation Arrangement”); and

(F) a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such stockholder, beneficial owner, affiliate or associate were the “registrant” for purposes of such rule and such person were a director or executive officer of such registrant;

(2) as to any other business that the stockholder proposes to bring before the annual meeting:

(A) a brief description of the business desired to be brought before the annual meeting;

(B) the text of the proposal or business (including the text of any recitals and resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws);

(C) the reasons for conducting such business at the annual meeting;

(D) any material interest in such business of such stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and

(E) all agreements, arrangements and understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and

(3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(A) the name and address of such stockholder (as they appear on the Company’s books), of such beneficial owner and of their respective affiliates or associates or others acting in concert with them;

(B) for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(C) any agreement, arrangement or understanding between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;

(D) any (i) agreement, arrangement or understanding (including, without limitation and regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”) including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument; and (ii) other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them with respect to the Company’s securities;

(E) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them has a right to vote any shares of any security of the Company;

(F) any rights to dividends or other distributions on the Company’s securities owned beneficially by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them that are separated or separable from the underlying security;

(G) any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

(H) any performance-related fees (other than an asset-based fee) that such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household;

(I) any significant equity interests or any Derivative Instruments in any principal competitor (as defined below) of the Company that are held by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(J) any direct or indirect interest of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including, without limitation, any employment agreement, collective bargaining agreement or consulting agreement);

(K) any material pending or threatened legal proceeding in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is a party or material participant involving the Company or any of its officers, directors or affiliates;

(L) any material relationship between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, on the one hand, and the Company or any of its officers, directors or affiliates, on the other hand;

(M) a representation and undertaking that the stockholder is a holder of record of stock of the Company as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the annual meeting to bring such nomination or other business before the annual meeting;

(N) a representation and undertaking as to whether such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee (which representation and undertaking must include a statement as to whether such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them intends to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19); or (y) otherwise solicit proxies from stockholders in support of such proposal or nomination;

(O) any other information relating to such stockholder, such beneficial owner, or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act; and

(P) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.

For purposes of these bylaws, “principal competitor” shall mean any entity that develops or provides products or services that compete with or are alternatives to the principal products developed or produced or services provided by the Company or its affiliates.

(iv) In addition to the requirements of this Section 2.4, to be timely, a stockholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented (1) if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the stockholders entitled to notice of, and to vote at, the annual meeting and as of the date that is 10 business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof and (2) to provide any additional information that the Company may reasonably request. Any such update and supplement or additional information (including, if requested pursuant to Section 2.4(a)(iii)(3)(P)) must be received by the secretary at the principal executive offices of the Company (A) in the case of a request for additional information, promptly following a request therefor, which response must be received by the secretary not later than such reasonable time as is specified in any such request from the Company; or (B) in the case of any other update or supplement of any information, not later than five business days after the record date(s) for the annual meeting (in the case of any update or supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the annual meeting or any adjournment, rescheduling, postponement or other delay thereof (in the case of any update or supplement required to be made as of 10 business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof). No later than five business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, a stockholder nominating individuals for election as a director will provide the Company with reasonable evidence that such stockholder has met the requirements of Rule 14a-19. The failure to timely provide such update, supplement, evidence or additional information shall result in the nomination or proposal no longer being eligible for consideration at the annual meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the Company with all information or notices required by Rule 14a19), then the director nominees proposed by such stockholder shall be ineligible for election at the annual meeting and any votes or proxies in respect of such nomination shall be disregarded, notwithstanding that such proxies may have been received by the Company and counted for the purposes of determining quorum. For the avoidance of doubt, the obligation to update and supplement, or provide additional information or evidence, as set forth in these bylaws shall not limit the Company’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines pursuant to these bylaws or enable or be deemed to permit a stockholder who has previously submitted notice pursuant to these bylaws to amend or update any nomination or to submit any new nomination. No disclosure pursuant to these bylaws will be required with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is the stockholder submitting a notice pursuant to this Section 2.4 solely because such broker, dealer, commercial bank, trust company or other nominee has been directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(b) Special Meetings of Stockholders. Except to the extent required by the NRS, and subject to Section 2.3(a), special meetings of stockholders may be called only in accordance with the Company’s articles of incorporation (as amended and/or restated from time to time and including any certificate of designation establishing any class or series of the Company’s preferred stock, the “articles of incorporation”) and these bylaws. Only such business will be conducted at a special meeting of stockholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board of Directors at such special meeting may be made by any stockholder who (i) is a stockholder of record at the time of giving of the notice contemplated by this Section 2.4(b); (ii) is a stockholder of record on the record date for the determination of stockholders entitled to notice of and to vote at the special meeting; (iii) is a stockholder of record at the time of the special meeting; and (iv) complies with the procedures set forth in this Section 2.4(b) (with such procedures that the Company deems to be applicable to such special meeting). For nominations to be properly brought by a stockholder before a special meeting pursuant to this Section 2.4(b), the stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., Pacific time, on the 10th day following the day on which public announcement of the date of the special meeting was first made. In no event will any adjournment, rescheduling, postponement or other delay of a special meeting or any announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the secretary must comply with the applicable notice requirements of Section 2.4(a)(iii), with references therein to “annual meeting” deemed to mean “special meeting” for the purposes of this final sentence of this Section 2.4(b).

(c) Other Requirements and Procedures.

(i) To be eligible to be a nominee of any stockholder for election as a director of the Company, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 2.4(a)(ii) or Section 2.4(b):

(1) a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating stockholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;

(2) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;

(3) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;

(4) a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance, conflict of interest, confidentiality and trading guidelines, and other policies and guidelines applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the secretary will provide to such proposed nominee all such policies and guidelines then in effect); and

(5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board of Directors.

(ii) At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director must furnish to the secretary the information that is required to be set forth in a stockholder’s notice of nomination that pertains to such nominee.

(iii) No person will be eligible to be nominated by a stockholder for election as a director of the Company, or to be seated as a director of the Company, unless nominated and elected in accordance with the procedures set forth in this Section 2.4. No business proposed by a stockholder will be conducted at a stockholder meeting except in accordance with this Section 2.4.

(iv) The chairperson of the applicable meeting of stockholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that other proposed business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.

(v) Notwithstanding anything to the contrary in this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or a communication by electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such writing or communication by electronic transmission, or a reliable reproduction of the writing or communication by electronic transmission, at the meeting.

(vi) Without limiting this Section 2.4, a stockholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 2.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.4; and (2) compliance with clause (4) of Section 2.4(a)(i) and with Section 2.4(b) are the exclusive means for a stockholder to make nominations or submit other business (other than as provided in Section 2.4(c)(vii)).

(vii) Notwithstanding anything to the contrary in this Section 2.4, the notice requirements set forth in these bylaws with respect to the proposal of any business pursuant to this Section 2.4 will be deemed to be satisfied by a stockholder if (1) such stockholder has submitted a proposal to the Company in compliance with Rule 14a-8 under the 1934 Act; and (2) such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the meeting of stockholders. Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.

2.5 NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with NRS 78.370, and such notice shall state the physical location, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to notice of and to vote at the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the NRS, the articles of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall contain or be accompanied by such additional information as may be required by the NRS, including, without limitation, NRS 78.379, 92A.120 or 92A.410. Any notice of a meeting of stockholders delivered pursuant to and in accordance with NRS 78.370(9) shall be deemed to have satisfied any and all requirements applicable to such notice under these bylaws.

2.6 QUORUM

The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the articles of incorporation, these bylaws or the rules of the stock exchange on which the Company’s securities are listed. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the articles of incorporation, these bylaws or the rules of the stock exchange on which the Company’s securities are listed.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting, or (b) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7 ADJOURNED MEETING; NOTICE

Unless these bylaws otherwise require, when a meeting is adjourned to another time or physical location (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the date and time, physical location, if any, thereof, and the means of remote communications, if any, by which stockholders and proxies shall be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with these bylaws. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 60 days, a new record date must be fixed by the Board of Directors in accordance with NRS 78.350(5) and a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is or must be fixed for the adjourned meeting, the Board of Directors shall fix such new record date for notice of such adjourned meeting in accordance with NRS 78.350(5) and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to notice of and to vote at such adjourned meeting as of the new record date fixed for such adjourned meeting.

2.8 CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall be designated by the Board of Directors; in the absence of such designation, the chairperson of the Board of Directors, if any, or the chief executive officer (in the absence of the chairperson of the Board of Directors) or the president (in the absence of the chairperson of the Board of Directors and the chief executive officer), or in their absence any other executive officer of the Company, shall serve as chairperson of the stockholder meeting. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another physical location, if any, date or time, whether or not a quorum is present.

2.9 VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to NRS 78.352 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and NRS 78.365 (relating to voting trusts and voting agreements).

Except as otherwise provided by law, the articles of incorporation, these bylaws or the rules of the stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the articles of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the outstanding shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the articles of incorporation, these bylaws or the rules of the stock exchange on which the securities of the Company are listed.

2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Subject to the rights of the holders of any series of preferred stock, before the Voting Threshold Date (as defined in the articles of incorporation) and only if such action is first recommended or approved by the Board of

Directors, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if, before or after the action, a consent or consents setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and, if such consent is given by a person authorized to act for a stockholder as proxy, such consent must comply with the applicable provisions of NRS 78.355. Subject to the rights of the holders of any series of preferred stock, from and after the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by a written consent of such stockholders.

2.11 RECORD DATES

In order that the Company may determine the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment or postponement thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.

If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or postponement of the meeting; provided that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned or postponed meeting and must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the date set for the original meeting.

In order that the Company may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which any stockholder delivers to the Company such consent signed by the stockholder. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action without a meeting if prior action by the Board of Directors is required by applicable law shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.12 PROXIES

Each stockholder entitled to vote at a meeting of stockholders, or to take corporate action by consent without a meeting, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six months from the date of its creation unless the stockholder specifies in it the length of time which it is to continue in force, which may not exceed 7 years from the date of its creation, unless the proxy is deemed irrevocable in accordance with the NRS. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with NRS 78.355; provided that such authorization shall set forth, or be delivered with information enabling the Company to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of NRS 78.355(5).

2.13 INSPECTORS OF ELECTION

Before any meeting of stockholders, the Company shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1 POWERS

The business and affairs of the Company shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the NRS or the articles of incorporation.

3.2 NUMBER OF DIRECTORS

The Board of Directors shall consist of one or more members, each of whom shall be a natural person who is at least 18 years of age. Unless the articles of incorporation fix the number of directors and subject to the rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, the number of directors shall be determined from time to time solely by resolution of a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing, or shortening the term of, any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the articles of incorporation or these bylaws. The articles of incorporation or these bylaws may prescribe other qualifications for directors.

3.4 RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by a communication sent by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the articles of incorporation or these bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the articles of incorporation or these bylaws or permitted in the specific case by resolution of a majority of the Whole Board, and subject to the rights of holders of preferred stock, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors, and not by stockholders. A person so chosen to fill a vacancy or newly created directorship shall hold office until the next annual meeting of the stockholders and until his or her successor shall have been duly elected and qualified.

3.5 PLACE OF MEETINGS; MEETINGS BY REMOTE COMMUNICATIONS

The Board of Directors may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the articles of incorporation or these bylaws, members of the Board of Directors may participate in any meeting of the Board of Directors by means of electronic communications, videoconference, conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If any such means are utilized, the Company shall, to the extent required under the NRS, implement reasonable measures to (a) verify the identity of each person participating through such means as a director, and (b) provide the directors a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors, including an opportunity to communicate, and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

3.6 REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice at such time and at such physical location (if any) and by such means of remote communication as shall from time to time be determined by the Board of Directors.

3.7 SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairperson of the Board of Directors, the chief executive officer, the president, the secretary or a majority of the Whole Board; provided that the person(s) authorized to call a special meeting of the Board of Directors may authorize another person or persons to send notice of such meeting.

Notice of the time and physical location and/or means of remote communication of special meetings shall be:

(a) delivered personally by hand, by courier or by telephone;

(b) sent by United States first-class mail, postage prepaid;

(c) sent by electronic mail; or

(d) otherwise given by electronic transmission (as defined in NRS 75.050)

in each case directed to each director at that director’s address, telephone number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by electronic mail or (iii) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice of the time and place of the meeting may be communicated to the director in lieu of written notice if such notice is communicated at least 24 hours before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8 QUORUM; VOTING

At all meetings of the Board of Directors, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by the NRS, the articles of incorporation or these bylaws.

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the articles of incorporation or these bylaws, (i) any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be (excluding any director(s) not required to sign such consent pursuant to and in accordance with NRS 78.315(2)), consent thereto in writing or by a communication sent by electronic transmission before or after such action and (ii) a consent may be documented, signed and delivered in any manner permitted by NRS 78.315. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to it becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board of Directors, or the committee thereof, in the same paper or electronic form as the minutes are maintained.

3.10 FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the articles of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS

Any director or the entire Board of Directors may be removed from office by stockholders of the Company in the manner specified in the articles of incorporation and applicable law. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1 COMMITTEES OF DIRECTORS

The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to include at least one director. Unless the articles of incorporation or these bylaws provide otherwise, the Board of Directors may appoint natural persons who are not directors to serve on committees. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it.

4.2 COMMITTEE MINUTES

Each committee and subcommittee shall keep regular minutes of its meetings.

4.3 MEETINGS AND ACTION OF COMMITTEES

Unless otherwise specified by the Board of Directors, meetings and actions of committees and subcommittees shall be governed by, and held and taken in accordance with, the provisions of:

(a) Section 3.5 (place of meetings and meetings by remote communications);

(b) Section 3.6 (regular meetings);

(c) Section 3.7 (special meetings and notice);

(d) Section 3.8 (quorum; voting);

(e) Section 3.9 (action without a meeting); and

(f) Section 7.3 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board of Directors and its members. However, (i) the time and physical location of regular meetings of committees or subcommittees may be determined either by resolution of the Board of Directors or by resolution of the committee or subcommittee; (ii) special meetings of committees or subcommittees may also be called by resolution of the Board of Directors or the committee or the subcommittee; and (iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members who shall have the right to attend all meetings of the committee or subcommittee. The Board of Directors or a committee or subcommittee may also adopt other rules for the government of any committee or subcommittee.

4.4 SUBCOMMITTEES

Unless otherwise provided in the articles of incorporation, these bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1 OFFICERS

The officers of the Company shall be a president, a treasurer and a secretary or the equivalents thereof. The Company may also have, at the discretion of the Board of Directors, a chairperson of the Board of Directors, a vice chairperson of the Board of Directors, a chief executive officer, a chief financial officer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS

The Board of Directors shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

The Board of Directors may appoint, or empower any officer to appoint, such other officers as the business of the Company may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as determined from time to time by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of determination.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of removal. Notwithstanding the foregoing, the chief executive officer and the president of the Company may only be removed by a vote of the majority of the Whole Board.

Any officer may resign at any time by giving notice, in writing or by communication sent by electronic transmission, to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

Any vacancy occurring in any office of the Company shall be filled by the Board of Directors or as provided in Section 5.3.

5.6 REPRESENTATION OF SECURITIES OF OTHER ENTITIES

The chairperson of the Board of Directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Company or any other person authorized by the Board of Directors or the chief executive officer, the president or a vice president, is authorized to vote, represent and exercise on behalf of this Company all rights incident to any and all shares or other securities of, or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of this Company, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS

Each officer of the Company shall have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of designation and, to the extent not so provided, as generally pertain to such office, subject to the control of the Board of Directors.

ARTICLE VI - STOCK

6.1 STOCK CERTIFICATES; PARTIALLY PAID SHARES

The shares of the Company shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board of Directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be digitally signed. In case any officer, transfer agent or registrar who has signed or whose digital signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partially paid and subject to call for the remainder of the consideration to be paid therefor. Upon the books and records of the Company in the case of uncertificated partially paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. No certificate shall be issued until the shares represented thereby are fully paid. Upon the declaration of any dividend or other distribution on fully paid shares, the Company shall declare a dividend or other distribution upon partially paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2 SPECIAL DESIGNATION ON CERTIFICATES

If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in the NRS (including, without limitation, NRS 78.242), in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the stockholder of record (as defined in NRS 78.010(1)(k)) shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to the NRS (including, without limitation, NRS 78.235). Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3 LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4 DISTRIBUTIONS

The Board of Directors, subject to any restrictions contained in the articles of incorporation or applicable law, may declare and pay dividends or other distributions upon the shares of any class or series of the Company’s capital stock. Dividends and other distributions may be paid in cash, in property, in shares of the Company’s capital stock or any other medium not prohibited under applicable law, subject to the provisions of the articles of incorporation. The Board of Directors may set apart out of any of the funds of the Company available for dividends or other distributions a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5 TRANSFER OF STOCK

Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6 STOCK TRANSFER AGREEMENTS

The Company shall have power to enter into and perform its obligations under any agreement with any number of stockholders of any one or more classes or series of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes or series owned by such stockholders in any manner not prohibited by the NRS.

6.7 STOCKHOLDERS OF RECORD

The Company:

(a) shall be entitled to recognize the exclusive right of a person registered on its books as the record owner of shares to receive distributions and notices and to vote as such owner; and

(b) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1 NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders shall be given in the manner set forth in the NRS and these bylaws.

7.2 NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the NRS, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under the provisions of the NRS, the articles of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.3 WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the NRS, the articles of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver sent by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the NRS, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a manager of a limited liability company, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE COMPANY

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the NRS, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a manager of a limited liability company, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company or for any amounts paid in settlement to the Company unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

8.3 SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The Company may indemnify any other person who is not a present or former director or officer of the Company against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent he or she has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein.

8.4 INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the Company shall have power to indemnify its employees and agents, or any other persons, to the extent not prohibited by the NRS or other applicable law. The Board of Directors shall have the power to delegate to any person or persons identified in NRS 78.7502(3) the determination of whether employees or agents shall be indemnified.

8.5 ADVANCED PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company as such expenses are incurred and in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the NRS. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(b) or 8.6(c) prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8.8, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (a) by a vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (b) by a committee of such directors designated by the vote of the majority of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person did not act in good faith or in a manner that such person reasonably believed to be in, or not opposed to, the best interests of the Company.

8.6 LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the NRS, the Company shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(a) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c) for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(d) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise required to be made under Section 8.7 or (iv) otherwise required by applicable law; or

(e) if prohibited by applicable law.

8.7 DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Company of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Company shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8 NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the NRS or other applicable law.

8.9 INSURANCE

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the NRS.

8.10 SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11 EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the articles of incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the articles of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12 CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “Company” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or as a manager of a limited liability company, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the articles of incorporation or these bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, or employee or employees, to enter into any contract or execute any document or instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, agent, or employee, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2 FISCAL YEAR

The fiscal year of the Company shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

9.3 SEAL

The Company may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Company may use the corporate seal by causing it or a digital version thereof to be impressed or affixed or in any other manner reproduced.

9.4 CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise, and a natural person. Any reference in these bylaws to a section of the NRS shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.

9.5 FORUM SELECTION

Unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada, shall, to the fullest extent permitted by law, be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative (a) brought derivatively on behalf of the Company, (b) asserting a claim for breach of a fiduciary duty owed by any current or former director, officer or controlling stockholder of the Company, (c) for any internal action (as defined in NRS 78.046) including any action asserting a claim against the Company arising pursuant to any provision of Title 7 of the NRS, the articles of incorporation or these bylaws, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (d) to interpret, apply, enforce or determine the validity of the articles of incorporation or these bylaws or (e) asserting a claim governed by the internal affairs doctrine, except for, as to each of (a) through (e) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court following such determination); provided that such exclusive forum provisions will not apply to suits brought to enforce any direct claim asserted under the 1934 Act or any other claim for which the federal courts have exclusive jurisdiction. In the event that the Eighth Judicial District Court of the State of Nevada in Clark County, Nevada, does not have jurisdiction over any such action, suit or proceeding, then any other state district court of the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court of the State of Nevada has jurisdiction over any such action, suit or proceeding, then any federal district court located within the State of Nevada shall be the sole and exclusive forum therefor.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States of America, including, in each case, the applicable rules and regulations promulgated thereunder.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended, altered or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the Company to alter, amend or repeal, or adopt any provision of these bylaws. The Board of Directors shall also have the power to adopt, amend, alter or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

ARTICLE XI - DEEMED NOTICE AND CONSENT

To the fullest extent permitted by law, each and every person or entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock or other securities of the Company shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) these bylaws (including, without limitation, Section 9.5 and this Article XI), (b) the articles of incorporation and (c) any amendment to these bylaws or the articles of incorporation enacted or adopted in accordance with these bylaws, the articles of incorporation and applicable law.

ARTICLE XII - INAPPLICABILITY OF ACQUISITION OF CONTROLLING INTEREST STATUTES

Notwithstanding any other provision in these bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive (or any successor statutes thereto), relating to acquisitions of controlling interests in the Company, do not apply to the Company or to any acquisition of any shares of any class or series of the Company’s capital stock.

APPENDIX E

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SAMSARA INC.

Samsara Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST: That the name of this corporation is Samsara Inc. and that this corporation was originally incorporated pursuant to the Delaware General Corporation Law on February 9, 2015 under the name Samsara Networks Inc.

SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Amended and Restated Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated in its entirety as follows:

ARTICLE I

The name of this corporation is Samsara Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

The Corporation is authorized to issue four classes of stock to be designated, respectively, Class A Common Stock, Class B Common Stock, Class C Common Stock and Preferred Stock. The total number of shares of Class A Common Stock authorized to be issued is 4,000,000,000 shares, par value $0.0001 per share. The total number of shares of Class B Common Stock authorized to be issued is 600,000,000 shares, par value $0.0001 per share. The total number of shares of Class C Common Stock authorized to be issued is 1,200,000,000 shares, par value $0.0001 per share. The Class A Common Stock, Class B Common Stock and Class C Common Stock are referred to together as “Common Stock”. The total number of shares of Preferred Stock authorized to be issued is 400,000,000 shares, par value $0.0001 per share.

ARTICLE V

The rights, powers, preferences, privileges, restrictions and other matters relating to the Common Stock are as follows:

1. Definitions. For purposes of this Amended and Restated Certificate, the following definitions apply:

1.1 “Acquisition” means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization (provided that, for the purpose of this Section V.1.1, all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such consolidation, merger or reorganization shall be deemed to be outstanding immediately prior to such consolidation, merger or reorganization and, if applicable, converted or exchanged in such consolidation, merger or reorganization on the same terms as the actual outstanding shares of capital stock are converted or exchanged); or (B) any transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof.

1.2 “Amended and Restated Certificate” means this Amended and Restated Certificate of Incorporation of the Corporation, as may be further amended and restated from time to time.

1.3 “Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

1.4 “Board” means the Board of Directors of the Corporation.

1.5 “Class C Conversion Date” has the meaning set forth in Section V.6.

1.6 “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities issued by the Corporation that are directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

1.7 “Disability” or “Disabled” means, with respect to a Founder, the permanent and total disability of such Founder such that the Founder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within twelve (12) months or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by a licensed physician jointly selected by a majority of the Independent Directors and such Founder. If such Founder is incapable of selecting a licensed physician, then such Founder’s spouse shall make the selection on behalf of such Founder, or in the absence or incapacity of such Founder’s spouse, such Founder’s adult children by majority vote shall make the selection on behalf of such Founder, or in the absence of adult children of such Founder or their inability or failure to act by, or obtain, a majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by such Founder and which holds more shares of capital stock (in the aggregate and without regard to which class or series of capital stock such shares belong) of the Corporation than any other revocable living trust created by such Founder shall make the selection on behalf of such Founder, or in the absence of any such successor trustee, the legal executor, guardian or conservator of the estate of such Founder shall make the selection on behalf of such Founder.

1.8 “Effective Date” means the date that this Amended and Restated Certificate is accepted for filing by the Secretary of State of the State of Delaware.

1.9 “Family Member” means, with respect to a natural person, whether related by blood or marriage, (a) such natural person’s spouse, ex-spouse or domestic partner; (b) such natural person’s parents and grandparents and all of such grandparents’ lineal descendants; (c) such natural person’s siblings; (d) such natural person’s children and other lineal descendants; and (e) the lineal descendants of such natural person’s siblings. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority, and step-children.

1.10 “Final Conversion Date” means:

(a) The date specified by (i) the holders of a majority of the then outstanding shares of Class B Common Stock, voting as a separate class, or in an affirmative written election executed by the holders of a majority of the then outstanding shares of Class B Common Stock and (ii) the Founders (but excluding any Founder who is then deceased or Disabled or who, individually, through or together with such Founder’s Permitted Entities or Permitted Transferees, holds outstanding shares of Class B Common Stock (which shall be deemed to include Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security outstanding) that as of such date represent less than 25% of the aggregate number of shares of Class B Common Stock (which shall be deemed to include Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security) held by such Founder, including through or together with such Founder’s Permitted Entities or Permitted Transferees, at 11:59 p.m. Eastern Time on the Effective Date (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event)) (clauses (i) and (ii) together, the “Class B Majority Approval”);

(b) the date that is nine (9) months after the death or Disability of the later to die or become Disabled of the Founders, provided that such date may be extended but not for a total period of longer than eighteen (18) months from the later applicable death or Disability to a date approved by a majority of the Independent Directors then in office; or

(c) the date fixed by the Board that is no less than 61 days and no more than 180 days following the date that the total number of outstanding shares of Class B Common Stock (which shall be deemed to include Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security outstanding) held by the Founders, individually, through or together with such Founder’s Permitted Entities and Permitted Transferees, represents less than 25% of the aggregate number of shares of Class B Common Stock (which shall be deemed to include Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security) held by the Founders and their Permitted Entities and Permitted Transferees at 11:59 p.m. Eastern Time on the Effective Date (as equitably adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event).

1.11 “Founder” means either, and “Founders” means both, of Sanjit Biswas or John Bicket.

1.12 “Independent Directors” means the members of the Board designated as independent directors in accordance with the Listing Standards.

1.13 “Liquidation Event” means any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any Acquisition or Asset Transfer.

1.14 “Listing Standards” means (i) the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon or (ii) if the Corporation’s equity securities are not listed for trading on a national stock exchange, the requirements of the New York Stock Exchange generally applicable to companies with equity securities listed thereon.

1.15 “Option” shall mean any right, option or warrant to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities from the Corporation.

1.16 “Parent” of an entity means any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.

1.17 “Permitted Entity” means, with respect to any Qualified Stockholder, any trust, account, plan, corporation, partnership, limited liability company or charitable organization, foundation or similar entity specified in Section V.1.18(b)(i)-(vii) with respect to such Qualified Stockholder, so long as such Permitted Entity meets the requirements of the exception set forth in Section V.1.18 applicable to such Permitted Entity.

1.18 “Permitted Transfer” means:

(a) with respect to either Founder, a Transfer from (i)(1) such Founder, (2) such Founder’s Permitted Entities or (3) such Founder’s Permitted Transferees, to (ii)(1) such Founder’s estate as a result of such Founder’s death, (2) either Founder, (3) either Founder’s Permitted Entities or (4) either Founder’s Permitted Transferees; and

(b) any Transfer of a share of Class B Common Stock by a Qualified Stockholder to one or more Family Members of such Qualified Stockholder or any of such Qualified Stockholder’s Permitted Entities listed below or any Permitted Transferees and from any of the Permitted Entities listed below in clauses (i)-(vii) or any Permitted

Transferees to such Qualified Stockholder or one or more Family Members of such Qualified Stockholder or to such Qualified Stockholder’s other Permitted Entities or Permitted Transferees:

(i) a bona fide trust primarily for the benefit of such Qualified Stockholder, such Qualified Stockholder’s Family Member and/or a charitable organization, foundation or similar entity in each case so long as a Qualified Stockholder and/or the Family Members of such Qualified Stockholder (1) has or have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; or (2) shares or share dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Stockholder and/or another Qualified Stockholder; provided that in the event a Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer has or have sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust as set forth in either of clause (1) or clause (2) of this Section V.1.18(b)(i), each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(ii) a trust under the terms of which such Qualified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), or a reversionary interest in each case so long as a Qualified Stockholder and/or the Family Members of such Qualified Stockholder (1) has or have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; or (2) shares or share dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust only with persons constituting the Qualified Designees of such Qualified Stockholder and/or another Qualified Stockholder; provided that in the event a Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer has or have sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust as set forth in either of clause (1) or clause (2) of this Section V.1.18(b)(ii), each such share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iii) an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Qualified Stockholder or one or more Family Members of such Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided in each case that such Qualified Stockholder and/or the Family Members of such Qualified Stockholder (1) has or have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust; or (2) shares or share dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust only with persons constituting the Qualified Designees of such Qualified Stockholder and/or another Qualified Stockholder; provided, further, that in the event the Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer has or have sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust as set forth in either of clause (1) or clause (2) of this Section V.1.18(b)(iii), each such share of Class B Common Stock then held by such account, plan or trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(iv) a corporation in which such Qualified Stockholder or one or more Family Members of such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer owns or own sufficient shares or no longer has or have sufficient legally enforceable rights to ensure the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each such share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(v) a partnership in which such Qualified Stockholder or one or more Family Members of such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Qualified

Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Qualified Stockholder and/or the Family Member of such Qualified Stockholder no longer owns or own sufficient partnership interests or no longer has or have sufficient legally enforceable rights to ensure the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each such share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(vi) a limited liability company in which such Qualified Stockholder or one or more Family Members of such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer owns or own sufficient membership interests or no longer has or have sufficient legally enforceable rights to ensure the Qualified Stockholder and/or the Family Members of such Qualified Stockholder retains or retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each such share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

(vii) any charitable organization, foundation or similar entity established by such Qualified Stockholder directly, or indirectly through one or more Permitted Entities, so long as a Qualified Stockholder and/or the Family Members of such Qualified Stockholder (1) has or have sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity; or (2) shares or share dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such entity only with persons constituting the Qualified Designees of such Qualified Stockholder and/or another Qualified Stockholder; provided that such Transfer to such entity does not involve any payment of cash, securities, property or other consideration (other than an interest in such entity) to such Qualified Stockholder or the Family Members of such Qualified Stockholder; provided, further, that in the event a Qualified Stockholder and/or the Family Members of such Qualified Stockholder no longer has or have sole or shared dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such entity as set forth in either of clause (1) or clause (2) of this Section V.1.18(b)(vii), each share of Class B Common Stock then held by such entity shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described or contemplated in Section V.1.18(b)(i), (ii), (iii) or (iv) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Entity so long as the other requirements of Section V.1.18(b)(i), (ii), (iii) or (iv) above, as the case may be, are otherwise satisfied.

In the case of a Founder and solely for purposes of Section V.1.18(b)(i), (ii), (iii) and (vii), a Founder shall be deemed to have sole dispositive power with respect to the shares of Class B Common Stock if such Founder has the power, either directly or indirectly, to terminate, remove or replace any person or entity or governing body having dispositive power over the applicable shares of Class B Common Stock. In the case of a Founder and solely for purposes of Section V.1.18(b)(iv), (v) and (vi), a Founder shall be deemed to have sufficient Voting Control with respect to the shares of Class B Common Stock if such Founder has the power, either directly or indirectly, to terminate, remove or replace any person or entity or governing body having dispositive power over the applicable shares of Class B Common Stock.

1.19 “Permitted Transferee” means a transferee of shares of Class B Common Stock, or rights or interests therein, received in a Transfer that constitutes a Permitted Transfer.

1.20 “Qualified Designee” means (a) a Family Member of any Qualified Stockholder who is a natural person; or (b) a professional that provides trustee services, including, without limitation, attorneys, accountants, private professional fiduciaries, trust companies and bank trust departments.

1.21 “Qualified Stockholder” means (a) any registered holder of a share of Class B Common Stock as of 11:59 p.m. Eastern Time on the Effective Date; (b) the initial registered holder of a share of Class B Common Stock that is originally issued by the Corporation after 11:59 p.m. Eastern Time on the Effective Date pursuant to the exercise, conversion or settlement of any Option or Convertible Security that, in each case, is outstanding as of 11:59 p.m. Eastern Time on the Effective Date; (c) each natural person who, prior to 11:59 p.m. Eastern Time on the Effective Date, Transferred shares of capital stock of the Corporation to a Permitted Entity that is or becomes a Qualified Stockholder; (d) each natural person who Transferred shares of, or equity awards for, Class B Common Stock (including any Option exercisable or Convertible Security exchangeable for or convertible into shares of Class B Common Stock) to a Permitted Entity that is or becomes a Qualified Stockholder; and (e) any Permitted Transferee.

1.22 “Transfer” of a share of Class B Common Stock means, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to the transfer of, Voting Control (as defined below) over such share by proxy or otherwise. A “Transfer” will also be deemed to have occurred with respect to all shares of Class B Common Stock beneficially held by an entity that is a Qualified Stockholder, if there is a Transfer of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, such that the previous holders of such voting power no longer retain sole or shared dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such entity. Notwithstanding the foregoing, the following will not be considered a “Transfer”:

(a) granting a revocable proxy to officers or directors of the Corporation (or the exercise of such proxy by such officers or directors) at the request of the Board in connection with (i) actions to be taken at an annual or special meeting of stockholders or (ii) any other action of the stockholders permitted by this Amended and Restated Certificate;

(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (ii) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than (if applicable) the mutual promise to vote shares in a designated manner;

(c) pledging shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares and the holder of the security interest does not exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee will constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;

(d) granting a proxy by a Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees to the other Founder to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such granting Founder, such granting Founder’s Permitted Entities or such granting Founder’s Permitted Transferees, and the exercise of such proxy by such other Founder;

(e) granting a proxy by a Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees, to a person designated by such Founder and approved by a majority of the Independent Directors then in office, to exercise Voting Control of shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by such Founder, such Founder’s Permitted Entities or such Founder’s Permitted Transferees, or over which such Founder has Voting Control pursuant to proxy or voting agreements then in place, with such proxy effective either (i) on the death of such Founder or (ii) during any Disability of such Founder, including the exercise of such proxy by such person;

(f) entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;

(g) the fact that the spouse of any Qualified Stockholder possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a “Transfer” that is not a Permitted Transfer; and

(h) entering into a support, voting, tender or similar agreement, arrangement or understanding (with or without granting a proxy) in connection with a Liquidation Event or other proposal or consummating the actions or transactions contemplated therein (including, without limitation, tendering shares of Class B Common Stock or voting such shares in connection with a Liquidation Event or such other proposal, the consummation of a Liquidation Event or such other proposal or the sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock or any legal or beneficial interest in shares of Class B Common Stock in connection with a Liquidation Event or such other proposal), provided that such Liquidation Event or other proposal was approved by the Board.

1.23 “Voting Control” means, with respect to a share of capital stock or other security, the power (whether exclusive or shared) to vote or direct the voting of such security, including by proxy, voting agreement or otherwise; provided that, in the case of a Founder and solely for purposes of V.1.18(b)(i), (ii), (iii) and (vii), a Founder shall be deemed to have exclusive Voting Control with respect to the shares of Class B Common Stock if such Founder has the power, either directly or indirectly, to terminate, remove or replace any person or entity or governing body having Voting Control over the applicable shares of Class B Common Stock, and in the case of a Founder and solely for purposes of Section V.1.18(b)(iv), (v) and (vi), a Founder shall be deemed to have sufficient Voting Control with respect to the shares of Class B Common Stock if such Founder has the power, either directly or indirectly, to terminate, remove or replace any person or entity or governing body having dispositive power over the applicable shares of Class B Common Stock.

1.24 “Voting Threshold Date” means the first date after 11:59 p.m. Eastern Time on the Effective Date on which the outstanding shares of Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the Corporation entitled to vote generally in the election of directors.

1.25 “Whole Board” means the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.

2. Identical Rights. Except as otherwise provided in this Amended and Restated Certificate or required by applicable law, shares of Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and any liquidation, dissolution or winding up of the Corporation but excluding voting and other matters as described in Section V.3 below), share ratably and be identical in all respects as to all matters, including:

2.1 Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board. Any dividends paid to the holders of shares of Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of any such class is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of such applicable class of Common Stock treated adversely, voting separately as a class.

2.2 The Corporation shall not declare or pay any dividend or make any other distribution to the holders of Common Stock payable in securities of the Corporation unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of the Class B Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class B Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class B Common Stock or Class C Common Stock, as applicable, are declared and paid to the holders of Class B Common Stock and Class C Common Stock, as applicable, at the same rate and with the same record date and payment date; (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares Class B Common Stock may be declared and paid to the holders of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of the Class A Common Stock or Class C Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class C Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class C Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock and Class C Common Stock, as applicable, at the same rate and with the same record date and payment date; and (iii) dividends or other distributions payable in shares of Class C Common Stock or rights to acquire shares of Class C Common Stock may be declared and paid to the holders of Class C Common Stock without the same dividend or distribution being declared and paid to the holders of Class A Common Stock or Class B Common Stock if, and only if, a dividend payable in shares of Class A Common Stock and Class B Common Stock, as applicable, or rights to acquire shares of Class A Common Stock or Class B Common Stock, as applicable, are declared and paid to the holders of Class A Common Stock and Class B Common Stock, as applicable, at the same rate and with the same record date and payment date; and provided, further, that nothing in the foregoing shall prevent the Corporation from declaring and paying dividends or other distributions payable in shares of one class of Common Stock or rights to acquire one class of Common Stock to holders of all classes of Common Stock, or, with the approval of holders of a majority of the outstanding shares of each of the Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class, from providing for different treatment of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock.

2.3 If the Corporation in any manner subdivides or combines the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock is approved by the affirmative vote of the holders of a majority of the outstanding shares of each of the Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class.

3. Voting Rights.

3.1 Common Stock.

(a) Class A Common Stock. Each holder of shares of Class A Common Stock will be entitled to one (1) vote for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

(b) Class B Common Stock. Each holder of shares of Class B Common Stock will be entitled to ten (10) votes for each share thereof held at the record date for the determination of the stockholders entitled to vote on such matters.

(c) Class C Common Stock. Except as required by law or herein, the Class C Common Stock will have no voting rights and no holder thereof shall be entitled to vote such shares on any matter.

3.2 General. Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock will vote together and not as separate classes.

3.3 Authorized Shares. The number of authorized shares of the Class A Common Stock or the Class C Common Stock may be increased or decreased (but not below (i) the number of shares of the applicable class of Common Stock then outstanding plus (ii) with respect to Class A Common Stock, the number of shares reserved for issuance pursuant to Section V.9) by the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law; provided that, for the avoidance of doubt, the number of authorized shares of Class B Common Stock shall not be increased or decreased without the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class.

3.4 Election of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, (i) prior to the Final Conversion Date, the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation, (ii) from and after the Final Conversion Date, until the Class C Conversion Date, if any, the holders of the Class A Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation and (iii) from and after the Class C Conversion Date, if any, the holders of Common Stock, voting together as a single class, shall be entitled to elect and remove all directors of the Corporation.

4. Liquidation Rights. In the event of a Liquidation Event in connection with which the Board has determined to effect a distribution of assets of the Corporation to any holder or holders of Common Stock, then, subject to the rights of any Preferred Stock that may then be outstanding, the assets of the Corporation legally available for distribution to stockholders shall be distributed on an equal priority, pro rata basis to the holders of Common Stock, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class C Common Stock, each voting separately as a class; provided, however, that for the avoidance of doubt, consideration to be paid or received by a holder of Common Stock in connection with any Liquidation Event pursuant to any employment, consulting, severance or similar services arrangement shall not be deemed to be a “distribution to stockholders” for the purpose of this Section V.4; provided, further, however, that holders of shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such Liquidation Event if the only difference in the per share consideration to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock and that any securities distributed to the holder of a share of Class C Common Stock have no voting rights or power, to the fullest extent permitted by law.

5. Conversion of the Class B Common Stock. The Class B Common Stock will be convertible into Class A Common Stock as follows:

5.1 Each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.

5.2 With respect to any holder of Class B Common Stock, each share of Class B Common Stock held by such holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock, as follows:

(a) on the affirmative written election of such holder to convert such share of Class B Common Stock or, if later, at the time or the happening of a future event specified in such written election (which election may be revoked by such holder prior to the date on which the automatic conversion would otherwise occur unless otherwise specified by such holder); and

(b) on the occurrence of a Transfer of such share of Class B Common Stock to any person or entity that is not a Permitted Transferee.

5.3 With respect to the shares of Class B Common Stock held of record by a Founder, such Founder’s Permitted Entities, or such Founder’s Permitted Transferees, during the period commencing upon the date of the death or Disability of the first Founder to die or become Disabled and ending on the Final Conversion Date, each share of Class B Common Stock held of record by such Founder, such Founder’s Permitted Entities and such Founder’s Permitted Transferees shall automatically convert into one fully paid and nonassessable share of Class A Common Stock; provided, however, that such shares shall not so convert pursuant to the foregoing provisions of this Section V.5.3 (but, for the avoidance of doubt, subject to the following proviso) if and for so long as a proxy or voting agreement with respect to such shares has been entered into and remains effective in accordance with Sections V.1.22(d) and/or V.1.22(e); provided, further, that, if both Founders die and/or become Disabled simultaneously or the second Founder dies or becomes Disabled following the death or Disability of the other Founder, such shares shall not so convert pursuant to the foregoing provisions of this Section V.5.3 (but, for the avoidance of doubt, subject to the following proviso) if and for so long as a proxy or voting agreement with respect to such shares has been entered into and remains effective in accordance with Section V.1.22(e), but subject to conversion of all Class B Common Stock (including with respect to the shares of Class B Common

Stock held of record by a Founder, such Founder’s Permitted Entities, or such Founder’s Permitted Transferees) pursuant to Section V.1.10(b). Notwithstanding anything to the contrary contained herein, to the extent shares of Class B Common Stock are held by a Permitted Entity or Permitted Transferee of a Founder and the other Founder has sole and exclusive Voting Control over such shares (including, without limitation, pursuant to a proxy or voting agreement that has been entered into in accordance with Sections V.1.22(d) and/or V.1.22(e)), the shares of Class B Common Stock held by such Permitted Entity or Permitted Transferee shall be treated as held of record by the Founder that has sole and exclusive Voting Control over such shares for purposes of this Section V.5.3 and shall not be converted into shares of Class A Common Stock as a result of the death or Disability of the other Founder.

6. Conversion of the Class C Common Stock. Following the conversion or other exchange of all outstanding shares of Class B Common Stock into or for shares of Class A Common Stock, on the date or time (including a time determined by the happening of a future event) specified by the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class (the “Class C Conversion Date”), each outstanding share of Class C Common Stock shall automatically, without further action by the Corporation or the holders thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock.

7. Procedures. The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock, the conversion of the Class C Common Stock into Class A Common Stock and the general administration of this multi-class stock structure, including, but not limited to, the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Corporation as to whether or not a Transfer has occurred and results in a conversion to Class A Common Stock, or as to whether or not another conversion contemplated in Section V.5 has occurred, shall be conclusive and binding.

8. Immediate Effect. In the event of and upon a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to Section V.5 or Class C Common Stock to Class A Common Stock pursuant to Section V.6, as applicable, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares, death or Disability, as applicable, occurred (in the case of a conversion of Class B Common Stock to Class A Common Stock) or immediately upon the Final Conversion Date (in the case of the conversion of Class B Common Stock into Class A Common Stock) or immediately upon the Class C Conversion Date (in the case of the conversion of Class C Common Stock into Class A Common Stock), if any, subject in all cases to any transition periods specifically provided for in this Amended and Restated Certificate. Upon any conversion of Class B Common Stock or Class C Common Stock to Class A Common Stock in accordance with this Amended and Restated Certificate, all rights of the holder of shares of Class B Common Stock or Class C Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

9. Reservation of Stock Issuable Upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Common Stock and the Class C Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock, as applicable; and if at any time the number of authorized but unissued shares of Class A Common Stock will not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock and Class C Common Stock, as applicable, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as will be sufficient for such purpose.

10. Preemptive Rights. No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and a stockholder.

11. Class B Protective Provisions. After 11:59 p.m. Eastern Time on the Effective Date, and prior to the Final Conversion Date, the Corporation shall not, without the prior affirmative vote (either at a meeting or by written consent) of the holders of two-thirds of the outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law or this Amended and Restated Certificate:

11.1 directly or indirectly, whether by amendment, or through merger, recapitalization, consolidation or otherwise, amend or repeal, or adopt any provision of this Amended and Restated Certificate inconsistent with, or otherwise alter, any provision of this Amended and Restated Certificate relating to the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock;

11.2 reclassify any outstanding shares of Class A Common Stock or Class C Common Stock into shares having rights as to dividends or liquidation that are senior to the Class B Common Stock or, in the case of Class A Common Stock, the right to have more than one (1) vote for each share thereof and, in the case of Class C Common Stock, the right to have any vote for any share thereof, except as required by law;

11.3 authorize, or issue any shares of, any class or series of capital stock of the Corporation (other than Class B Common Stock) having the right to more than one (1) vote for each share thereof; or

11.4 issue any additional shares of Class B Common Stock except for (i) a dividend payable or subdivision in accordance with Article V, Sections 2.2 and 2.3 and (ii) any Class B Common Stock issuable pursuant to the exercise, conversion or settlement of any Option or Convertible Security outstanding on the Effective Date.

ARTICLE VI

1. Rights of Preferred Stock. The Board is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The Board is further authorized to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of any such series of Preferred Stock then outstanding) the number of shares of any series of Preferred Stock, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Amended and Restated Certificate or the resolution of the Board originally fixing the number of shares of such series of Preferred Stock.

2. Vote to Amend Terms of Preferred Stock. Except as otherwise required by law or provided in this Amended and Restated Certificate, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation).

3. Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

ARTICLE VII

1. Board Size. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors that constitutes the Whole Board shall be fixed solely by resolution of the Board acting pursuant to a resolution adopted by a majority of the Whole Board. At each annual meeting of stockholders, directors of the Corporation whose terms are expiring at such meeting shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier death, resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the Delaware General Corporation Law.

2. Board Structure. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, at each annual meeting of stockholders, each director of the Corporation shall be elected annually by stockholders and shall hold office until the next annual meeting and until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

3. Removal; Vacancies. Any director may be removed from office by the stockholders of the Corporation as provided in Section 141(k) of the Delaware General Corporation Law. Subject to the rights of the holders of any series of Preferred Stock to elect directors and fill vacancies under specified circumstances and except as otherwise permitted by resolution adopted by a majority of the Whole Board, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director, at any meeting of the Board, and not by stockholders. A person elected to fill a vacancy or newly created directorship shall hold office until the next annual meeting or until his or her successor is duly elected and qualified.

ARTICLE VIII

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

1. Board Power. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred by statute or by this Amended and Restated Certificate or the Bylaws of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2. Written Ballot. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

3. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the Delaware General Corporation Law, the Board is expressly authorized to adopt, amend, alter or repeal the Bylaws of the Corporation. The Bylaws of the Corporation may also be adopted, amended, altered or repealed by the stockholders of the Corporation; provided that the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities of the Corporation, voting together as a single class, shall be required for the stockholders of the Corporation to amend, alter or repeal, or adopt any provision of the Bylaws of the Corporation.

4. Special Meetings. Special meetings of the stockholders may be called only by (i) the Board pursuant to a resolution adopted by a majority of the Whole Board; (ii) the chairperson of the Board; or (iii) the chief executive officer of the Corporation, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied.

5. Availability of Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock, from and after the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by action by consent of such stockholders. Subject to the rights of the holders of any series of Preferred Stock, before the Voting Threshold Date, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting only if the action is first recommended or approved by the Board.

6. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

7. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE IX

To the fullest extent permitted by law, no director of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

No amendment, repeal or elimination of this Article IX, or adoption of any provision of this Amended and Restated Certificate inconsistent with this Article IX, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or elimination or adoption of such an inconsistent provision.

ARTICLE X

If any provision of this Amended and Restated Certificate becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amended and Restated Certificate, and the court will replace such illegal, void or unenforceable provision of this Amended and Restated Certificate with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amended and Restated Certificate shall be enforceable in accordance with its terms.

Except as provided in Article IX above, the Corporation reserves the right to amend, alter or repeal any provision contained in this Amended and Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Any amendment to this Amended and Restated Certificate that requires stockholder approval pursuant to the Delaware General Corporation Law shall require the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. In addition to any vote required by applicable law or the other provisions of this Amended and Restated Certificate, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, without first obtaining the affirmative vote or written consent of the holders representing the Class B Majority Approval (voting separately as a single class), amend, alter or repeal Article V in a manner that adversely affects the rights of the holders of the Class B Common Stock.

***

THIRD: The foregoing amendment and restatement was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the Delaware General Corporation Law.

FOURTH: That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been duly executed by a duly authorized officer of this corporation on this day of , 2021.

Sanjit Biswas
Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SAMSARA INC.

APPENDIX F

AMENDED AND RESTATED BYLAWS

OF

SAMSARA INC.

(effective as of November 30, 2022)

F-i

TABLE OF CONTENTS

(continued)

F-ii

BYLAWS OF SAMSARA INC.

ARTICLE I - CORPORATE OFFICES

1.1 REGISTERED OFFICE

The registered office of Samsara Inc. (the “Company”) shall be fixed in the Company’s certificate of incorporation, as the same may be amended from time to time.

1.2 OTHER OFFICES

The Company may at any time establish other offices at any place or places.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

Meetings of stockholders shall be held at a place, if any, within or outside the State of Delaware, determined by the board of directors of the Company (the “Board of Directors”). The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law or any successor legislation (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Company’s principal executive office.

2.2 ANNUAL MEETING

The annual meeting of stockholders shall be held each year. The Board of Directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For the purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

2.3 SPECIAL MEETING

(a) A special meeting of the stockholders, other than as required by statute, may be called at any time only by (i) the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, (ii) the chairperson of the Board of Directors or (iii) the chief executive officer, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, or the chairperson of the meeting, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(b) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of a majority of the Whole Board, the chairperson of the Board of Directors or the chief executive officer. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2.4 ADVANCE NOTICE PROCEDURES

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors or the proposal of other business to be transacted by the stockholders at an annual meeting of stockholders may be made only (1) pursuant to the

Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board of Directors, or any committee thereof that has been formally delegated authority to nominate such persons or propose such business pursuant to a resolution adopted by a majority of the Whole Board; (3) as may be provided in the certificate of designations for any class or series of preferred stock of the Company; or (4) by any stockholder of the Company who (A) is a stockholder of record at the time of giving of the notice contemplated by Section 2.4(a)(ii); (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting; (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting; (D) is a stockholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this Section 2.4(a).

(ii) For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (4) of Section 2.4(a)(i), the stockholder must have given timely notice in writing to the secretary of the Company (the “secretary”) and any such nomination or proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day and no later than 5:00 p.m., Pacific time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders as first specified in the Company’s notice of such annual meeting (without regard to any adjournment, rescheduling, postponement or other delay of such annual meeting occurring after such notice was first sent). However, if no annual meeting of stockholders was held in the preceding year, or if the date of the annual meeting for the current year has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the day of the annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. In no event will the adjournment, rescheduling, postponement or other delay of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. In no event may a stockholder provide notice with respect to a greater number of director candidates than there are director seats subject to election by stockholders at the annual meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 10 days before the last day that a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, then a stockholder’s notice required by this Section 2.4(a)(ii) will also be considered timely, but only with respect to any nominees for any new positions created by such increase, if it is received by the secretary at the principal executive offices of the Company no later than 5:00 p.m., Pacific time, on the 10th day following the day on which such public announcement is first made. “Public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, Section 14 or Section 15(d) of the Securities Exchange Act of 1934 (as amended and inclusive of rules and regulations thereunder, the “1934 Act”) or by such other means as is reasonably designed to inform the public or stockholders of the Company in general of such information, including, without limitation, posting on the Company’s investor relations website.

(iii) A stockholder’s notice to the secretary must set forth:

(1) as to each person whom the stockholder proposes to nominate for election as a director:

(A) such person’s name, age, business address, residence address and principal occupation or employment;

(B) the class and number of shares of the Company that are held of record or are beneficially owned by such person and any (i) Derivative Instruments (defined below) held or beneficially owned by such person, including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument; and (ii) other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person with respect to the Company’s securities;

(C) all information relating to such person that is required to be disclosed in connection with solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to Section 14 of the 1934 Act;

(D) such person’s written consent (x) to being named as a nominee of such stockholder, (y) to being named in the Company’s form of proxy pursuant to Rule 14a-19 under the 1934 Act (“Rule 14a-19”) and (z) to serving as a director of the Company if elected;

(E) any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including, without limitation, the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (such agreement, arrangement or understanding, a “Third-Party Compensation Arrangement”); and

(F) a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such stockholder, beneficial owner, affiliate or associate were the “registrant” for purposes of such rule and such person were a director or executive officer of such registrant;

(2) as to any other business that the stockholder proposes to bring before the annual meeting:

(A) a brief description of the business desired to be brought before the annual meeting;

(B) the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws);

(C) the reasons for conducting such business at the annual meeting;

(D) any material interest in such business of such stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and

(E) all agreements, arrangements and understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and

(3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(A) the name and address of such stockholder (as they appear on the Company’s books), of such beneficial owner and of their respective affiliates or associates or others acting in concert with them;

(B) for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(C) any agreement, arrangement or understanding between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;

(D) any (i) agreement, arrangement or understanding (including, without limitation and regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”), including the full notional amount of any securities that, directly or indirectly, underlie any Derivative Instrument; and (ii) other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them with respect to the Company’s securities;

(E) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them has a right to vote any shares of any security of the Company;

(F) any rights to dividends on the Company’s securities owned beneficially by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them that are separated or separable from the underlying security;

(G) any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

(H) any performance-related fees (other than an asset-based fee) that such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household;

(I) any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(J) any direct or indirect interest of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including, without limitation, any employment agreement, collective bargaining agreement or consulting agreement);

(K) any material pending or threatened legal proceeding in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is a party or material participant involving the Company or any of its officers, directors or affiliates;

(L) any material relationship between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, on the one hand, and the Company or any of its officers, directors or affiliates, on the other hand;

(M) a representation and undertaking that the stockholder is a holder of record of stock of the Company as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the annual meeting to bring such nomination or other business before the annual meeting;

(N) a representation and undertaking as to whether such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee (which representation and undertaking must include a statement as to whether such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them intends to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19); or (y) otherwise solicit proxies from stockholders in support of such proposal or nomination;

(O) any other information relating to such stockholder, such beneficial owner, or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act; and

(P) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.

(iv) In addition to the requirements of this Section 2.4, to be timely, a stockholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented (1) if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the stockholders entitled to notice of, and to vote at, the annual meeting and as of the date that is 10 business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof and (2) to provide any additional information that the Company may reasonably request. Any such update and supplement or additional information (including, if requested pursuant to Section 2.4(a)(iii)(3)(P)) must be received by the secretary at the principal executive offices of the Company (A) in the case of a request for additional information, promptly following a request therefor, which response must be received by the secretary not later than such reasonable time as is specified in any such request from the Company; or (B) in the case of any other update or supplement of any information, not later than five business days after the record date(s) for the annual meeting (in the case of any update or supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the annual meeting or any adjournment, rescheduling, postponement or other delay thereof (in the case of any update or supplement required to be made as of 10 business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof). No later than five business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, a stockholder nominating individuals for election as a director will provide the Company with reasonable evidence that such stockholder has met the requirements of Rule 14a-19. The failure to timely provide such update, supplement, evidence or additional information shall result in the nomination or proposal no longer being eligible for consideration at the annual meeting. If the stockholder fails to comply with the requirements of Rule 14a-19 (including because the stockholder fails to provide the Company with all information or notices required by Rule 14a-19), then the director nominees proposed by such stockholder shall be ineligible for election at the annual meeting and any votes or proxies in respect of such nomination shall be disregarded, notwithstanding that such proxies may have been received by the Company and counted for the purposes of determining quorum. For the avoidance of doubt, the obligation to update and supplement, or provide additional information or evidence, as set forth in these bylaws shall not limit the Company’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines pursuant to these bylaws or enable or be deemed to permit a stockholder who has previously submitted notice pursuant to these bylaws to amend or update any nomination or to submit any new nomination. No disclosure pursuant to these bylaws will be required with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is the stockholder submitting a notice pursuant to this Section 2.4 solely because such broker, dealer, commercial bank, trust company or other nominee has been directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(b) Special Meetings of Stockholders. Except to the extent required by the DGCL, and subject to Section 2.3(a), special meetings of stockholders may be called only in accordance with the Company’s certificate of incorporation and these bylaws. Only such business will be conducted at a special meeting of stockholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board of Directors at such special meeting may be made by any stockholder who (i) is a stockholder of record at the time of giving of the notice contemplated by this Section 2.4(b); (ii) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the special meeting; (iii) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the special meeting; (iv) is a stockholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this Section 2.4(b) (with such procedures that the Company deems to be applicable to such special meeting). For nominations to be properly brought by a stockholder before a special meeting pursuant to this Section 2.4(b), the stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., Pacific time, on the 10th day following the day on which public announcement of the date of the special meeting was first made. In no event will any adjournment, rescheduling, postponement or other delay of a special meeting or any announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the secretary must comply with the applicable notice requirements of Section 2.4(a)(iii), with references therein to “annual meeting” deemed to mean “special meeting” for the purposes of this final sentence of this Section 2.4(b).

(c) Other Requirements and Procedures.

(i) To be eligible to be a nominee of any stockholder for election as a director of the Company, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 2.4(a)(ii) or Section 2.4(b):

(1) a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating stockholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;

(2) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;

(3) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;

(4) a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance, conflict of interest, confidentiality and trading guidelines, and other policies and guidelines applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the secretary will provide to such proposed nominee all such policies and guidelines then in effect); and

(5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board of Directors.

(ii) At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director must furnish to the secretary the information that is required to be set forth in a stockholder’s notice of nomination that pertains to such nominee.

(iii) No person will be eligible to be nominated by a stockholder for election as a director of the Company, or to be seated as a director of the Company, unless nominated and elected in accordance with the procedures set forth in this Section 2.4. No business proposed by a stockholder will be conducted at a stockholder meeting except in accordance with this Section 2.4.

(iv) The chairperson of the applicable meeting of stockholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that other proposed business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.

(v) Notwithstanding anything to the contrary in this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

(vi) Without limiting this Section 2.4, a stockholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 2.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.4; and (2) compliance with clause (4) of Section 2.4(a)(i) and with Section 2.4(b) are the exclusive means for a stockholder to make nominations or submit other business (other than as provided in Section 2.4(c)(vii)).

(vii) Notwithstanding anything to the contrary in this Section 2.4, the notice requirements set forth in these bylaws with respect to the proposal of any business pursuant to this Section 2.4 will be deemed to be satisfied by a stockholder if (1) such stockholder has submitted a proposal to the Company in compliance with Rule 14a-8 under the 1934 Act; and (2) such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the meeting of stockholders. Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.

2.5 NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6 QUORUM

The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the Company’s securities are listed. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the Company’s securities are listed.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting, or (b) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7 ADJOURNED MEETING; NOTICE

Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Section 222(a) of the DGCL. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8 CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall be designated by the Board of Directors; in the absence of such designation, the chairperson of the Board of Directors, if any, or the chief executive officer (in the absence of the chairperson of the Board of Directors) or the president (in the absence of the chairperson of the Board of Directors and the chief executive officer), or in their absence any other executive officer of the Company, shall serve as chairperson of the stockholder meeting. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.

2.9 VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the outstanding shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the securities of the Company are listed.

2.10 STOCKHOLDER ACTION BY CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation and only if such action is first recommended or approved by the Board of Directors, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A consent must be set forth in writing or in an electronic transmission. No consent shall be effective to take the corporate action referred to therein unless valid consents signed by a sufficient number of stockholders to take such action are delivered to the Company in the manner prescribed in this Section 2.10 and applicable law within 60 days of the first date on which a consent is so delivered to the Company. All references to a consent in this Section 2.10 mean a consent permitted by this Section 2.10 and contemplated by Section 228 of the DGCL.

A consent permitted by this Section 2.10 shall be delivered (i) to the principal place of business of the Company; (ii) to an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded; (iii) to the registered office of the Company in the State of Delaware by hand or by certified or registered mail, return receipt requested; or (iv) subject to the next sentence, in accordance with Section 116 of the DGCL, to an information processing system, if any, designated by the Company for receiving such consents. In the case of delivery pursuant to the foregoing clause (iv), such consent must set forth or be delivered with information that enables the Company to determine the date of delivery of such consent and the identity of the person giving such consent, and, if such consent is given by a person authorized to act for a stockholder as proxy, such consent must comply with the applicable provisions of Sections 212(c)(2) and (3) of the DGCL. A consent may be documented and signed in accordance with Section 116 of the DGCL, and when so documented or signed shall be deemed to be in writing for purposes of the DGCL; provided that if such consent is delivered pursuant to clause (i), (ii) or (iii) of the first sentence of this paragraph, such consent must be reproduced and delivered in paper form.

In the event that the Board of Directors shall have instructed the officers of the Company to solicit the vote or consent of the stockholders of the Company, an electronic transmission of a stockholder consent given pursuant to such solicitation, to be effective, must be delivered by electronic mail (as defined in Section 232 of the DGCL) to the secretary of the Company or to a person designated by the Company for receiving such consent, or delivered to an information processing system designated by the Company for receiving such consent.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall be given to those stockholders who have not consented and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Section 228 of the DGCL. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that consent has been given in accordance with Section 228 of the DGCL.

2.11 RECORD DATES

In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the Company may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with Section 228(d) of the DGCL. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action without a meeting if prior action by the Board of Directors is required by applicable law shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.12 PROXIES

Each stockholder entitled to vote at a meeting of stockholders, or to take corporate action by consent without a meeting, or such stockholder’s authorized officer, director, employee or agent, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with Section 116 of the DGCL; provided that such authorization shall set forth, or be delivered with information enabling the Company to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE

The Company shall prepare, no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Company shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Company’s principal place of business. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to stockholders of the Company.

2.14 INSPECTORS OF ELECTION

Before any meeting of stockholders, the Company shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. Such inspectors shall take all actions as contemplated under Section 231 of the DGCL or any successor provision thereto.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1 POWERS

The business and affairs of the Company shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2 NUMBER OF DIRECTORS

The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors and subject to the rights of the holders of any series of preferred stock of the Company to elect additional directors under specified circumstances, the number of directors shall be determined from time to time solely by resolution of a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy or newly created directorship, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

3.4 RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws or permitted in the specific case by resolution of a majority of the Whole Board, and subject to the rights of holders of preferred stock of the Company, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, at any meeting of the Board, and not by stockholders. A person so chosen to fill a vacancy or newly created directorship shall hold office until the next annual meeting of the stockholders and until his or her successor shall have been duly elected and qualified.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board of Directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.7 SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairperson of the Board of Directors, the chief executive officer, the president, the secretary or a majority of the Whole Board; provided that the person(s) authorized to call a special meeting of the Board of Directors may authorize another person or persons to send notice of such meeting.

Notice of the time and place of special meetings shall be:

(a) delivered personally by hand, by courier or by telephone;

(b) sent by United States first-class mail, postage prepaid;

(c) sent by electronic mail; or

(d) otherwise given by electronic transmission (as defined in Section 232 of the DGCL), directed to each director at that director’s address, telephone number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by electronic mail or (iii) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice of the time and place of the meeting may be communicated to the director in lieu of written notice if such notice is communicated at least 24 hours before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8 QUORUM; VOTING

At all meetings of the Board of Directors, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

3.9 BOARD ACTION BY CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, (i) any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and (ii) a consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to it becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board of Directors, or the committee thereof, in the same paper or electronic form as the minutes are maintained.

3.10 FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS

Any director or the entire Board of Directors may be removed from office by stockholders of the Company in the manner specified in the certificate of incorporation and applicable law. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1 COMMITTEES OF DIRECTORS

The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Company.

4.2 COMMITTEE MINUTES

Each committee and subcommittee shall keep regular minutes of its meetings.

4.3 MEETINGS AND ACTION OF COMMITTEES

Unless otherwise specified by the Board of Directors, meetings and actions of committees and subcommittees shall be governed by, and held and taken in accordance with, the provisions of:

(a) Section 3.5 (place of meetings and meetings by telephone);

(b) Section 3.6 (regular meetings);

(c) Section 3.7 (special meetings and notice);

(d) Section 3.8 (quorum; voting);

(e) Section 3.9 (action without a meeting); and

(f) Section 7.4 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board of Directors and its members. However, (i) the time and place of regular meetings of committees or subcommittees may be determined either by resolution of the Board of Directors or by resolution of the committee or subcommittee; (ii) special meetings of committees or subcommittees may also be called by resolution of the Board of Directors or the committee or the subcommittee; and (iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members who shall have the right to attend all meetings of the committee or subcommittee. The Board of Directors or a committee or subcommittee may also adopt other rules for the government of any committee or subcommittee.

4.4 SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1 OFFICERS

The officers of the Company shall be a chief executive officer and a secretary. The Company may also have, at the discretion of the Board of Directors, a chairperson of the Board of Directors, a vice chairperson of the Board of Directors, a president, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS

The Board of Directors shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

The Board of Directors may appoint, or empower any officer to appoint, such other officers as the business of the Company may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as determined from time to time by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of determination.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of removal. Notwithstanding the foregoing, the chief executive officer and the president of the Company may only be removed by a vote of the majority of the Whole Board.

Any officer may resign at any time by giving notice, in writing or by electronic transmission, to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

Any vacancy occurring in any office of the Company shall be filled by the Board of Directors or as provided in Section 5.3.

5.6 REPRESENTATION OF SECURITIES OF OTHER ENTITIES

The chairperson of the Board of Directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Company or any other person authorized by the Board of Directors or the chief executive officer, the president or a vice president, is authorized to vote, represent and exercise on behalf of this Company all rights incident to any and all shares or other securities of, or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of this Company, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS

Each officer of the Company shall have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of designation and, to the extent not so provided, as generally pertain to such office, subject to the control of the Board of Directors.

ARTICLE VI - STOCK

6.1 STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Company shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board of Directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be digitally signed. In case any officer, transfer agent or registrar who has signed or whose digital signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Company in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Company shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2 SPECIAL DESIGNATION ON CERTIFICATES

If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3 LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4 DIVIDENDS

The Board of Directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock, subject to the provisions of the certificate of incorporation. The Board of Directors may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5 TRANSFER OF STOCK

Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6 STOCK TRANSFER AGREEMENTS

The Company shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

6.7 REGISTERED STOCKHOLDERS

The Company:

(a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and notices and to vote as such owner; and

(b) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1 NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders shall be given in the manner set forth in the DGCL.

7.2 NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.2 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3 NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.4 WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE COMPANY

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3 SUCCESSFUL DEFENSE

To the extent that a present or former director or officer (for purposes of this Section 8.3 only, as such term is defined in Section 145(c)(1) of the DGCL) of the Company has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The Company may indemnify any other person who is not a present or former director or officer of the Company against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent he or she has been successful on the merits or otherwise in defense of any Proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein.

8.4 INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the Company shall have power to indemnify its employees and agents, or any other persons, to the extent not prohibited by the DGCL or other applicable law. The Board of Directors shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.

8.5 ADVANCED PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other current or former employees and agents of the Company or by persons currently or formerly serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(b) or 8.6(c) prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8.8, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (a) by a vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (b) by a committee of such directors designated by the vote of the majority of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person did not act in good faith or in a manner that such person reasonably believed to be in, or not opposed to, the best interests of the Company.

8.6 LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the Company shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(a) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c) for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(d) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise required to be made under Section 8.7 or (iv) otherwise required by applicable law; or

(e) if prohibited by applicable law.

8.7 DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Company of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Company shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8 NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9 INSURANCE

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10 SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11 EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12 CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “Company” shall include, in addition to the resulting entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, or employee or employees, to enter into any contract or execute any document or instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, agent, or employee, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2 FISCAL YEAR

The fiscal year of the Company shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

9.3 SEAL

The Company may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Company may use the corporate seal by causing it or a digital version thereof to be impressed or affixed or in any other manner reproduced.

9.4 CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise, and a natural person. Any reference in these bylaws to a section of the DGCL shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.

9.5 FORUM SELECTION

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another State court in Delaware or the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action arising pursuant to any provision of the DGCL or the certificate of incorporation or these bylaws (as either may be amended from time to time) or (d) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court or for which such court does not have subject matter jurisdiction.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint against any person in connection with any offering of the Company’s securities (including, but not limited to and for the avoidance of doubt, any underwriters, auditors, experts, control persons or other defendants) asserting a cause of action arising under the Securities Act of 1933, as amended.

Any person or entity purchasing, holding or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this Section 9.5. This provision shall be enforceable by any party to a complaint covered by the provisions of this Section 9.5. For the avoidance of doubt, nothing contained in this Section 9.5 shall apply to any action brought to enforce a duty or liability created by the 1934 Act or any successor thereto.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended, altered or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least a majority of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the Company to alter, amend or repeal, or adopt any provision of these bylaws. The Board of Directors shall also have the power to adopt, amend, alter or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.